Logo
WANGER ADVISORS FUNDS
managed by Wanger Asset Management LP


Wanger U.S. Small Cap
Wanger International Small Cap
Wanger Twenty
Wanger Foreign Forty

100% No-Load Funds

                                     WANGER

                                   PROSPECTUS


                                  MAY 1, 2000







                                              The Securities and Exchange
                                              Commission has not approved or
                                              disapproved these securities or
                                              passed upon the adequacy of this
                                              prospectus. Any representation to
                                              the contrary is a criminal
                                              offense.

Shares of Wanger U.S. Small Cap, Wanger International Small Cap, Wanger Twenty and Wanger Foreign Forty are offered to life insurance companies (Life Companies) for allocation to certain separate accounts to fund qualified and non-qualified variable annuity or variable life insurance contracts (Variable Contracts). Shares also may be offered directly to certain pension plans and retirement arrangements and accounts permitting accumulation of funds on a tax-deferred basis (Retirement Plans).







WANGER ADVISORS TRUST
227 WEST MONROE STREET
SUITE 3000
CHICAGO, ILLINOIS 60606
800-4-WANGER
(800-492-6437)

                         CONTENTS




                  AT A GLANCE      2   WANGER U.S. SMALL CAP
                                   4   WANGER INTERNATIONAL SMALL CAP
                                   6   WANGER TWENTY
                                   8   WANGER FOREIGN FORTY

      MANAGEMENT OF THE FUNDS     10   Portfolio Managers
                                  11   Management Fees

          HOW THE FUNDS INVEST    12   The Wanger Philosophy
                                  13   Securities in which the
                                       Funds Invest
                                  14   Summarizing Risk
                                  15   Managing Risk

SHAREHOLDER AND ACCOUNT POLICIES  17   How to Invest and Redeem
                                  19   Statements and Reports
                                  19   Share Price

                         TAXES    20

          FINANCIAL HIGHLIGHTS    21   Wanger U.S. Small Cap
                                  22   Wanger International Small Cap
                                  23   Wanger Twenty
                                  24   Wanger Foreign Forty

AT A GLANCE


WANGER U.S. SMALL CAP

FUND OBJECTIVE
Wanger U.S. Small Cap seeks long-term growth of capital.


INVESTMENT STRATEGY

The fund invests primarily in the stocks of small- and medium-size U.S. companies. Wanger U.S. Small Cap generally invests in the stocks of companies with capitalizations of less than $2 billion with the intention of holding them as they grow and selling them when they become large. Wanger U.S. Small Cap believes that these smaller, less-profiled companies may offer higher return potential than the stocks of large companies.

Throughout this prospectus we've identified the areas that contain specific information about risk with [GRAPHIC OMITTED]. Please read those areas carefully to fully understand your investment.

Wanger U.S. Small Cap typically looks for companies with:

o  A strong business franchise that offers growth potential.
o  Products and services that give the company a competitive advantage.
o A stock price the fund's advisor believes is reasonable relative to the assets and earning power of the company.

Wanger U.S. Small Cap invests the majority (under normal market conditions, at least 65%) of its total assets, at market value at the time of investment, in companies with total stock market capitalizations of $2 billion or less. Likewise, under normal market conditions, Wanger U.S. Small Cap generally invests at least 65% of its total assets in domestic securities.

RISKS OF INVESTING
IN WANGER U.S.
SMALL CAP
[GRAPHIC OMITTED]

Smaller company stocks are often more volatile and less liquid than the stocks of larger companies. You could lose money on your investment in Wanger U.S. Small Cap, or the fund could underperform other investments, if:

o  The stock market goes down.
o  Small-cap stocks trail returns of the overall market.
o  The stocks selected for the portfolio do not perform as expected.

YOU MAY WANT TO
INVEST IF YOU

o Are seeking a stock fund that emphasizes the less-profiled stocks of small- to medium-sized companies.
o  Are seeking growth of your capital over the long term (at least 5 years).

Shares of Wanger U.S. Small Cap are sold only to Life Companies and certain Retirement Plans (see Shareholder and Account Policies on page 17).

YOU MAY NOT WANT TO
INVEST IF YOU

o  Are seeking a significant amount of current dividend income.
o  Are unwilling to accept short-term fluctuations in share price.
o  Are investing for short-term investment goals or needs.

AT A GLANCE


WANGER U.S. SMALL
CAP PERFORMANCE

The chart and table at right illustrate annual fund returns for each of the past four years as well as a comparison of returns of Wanger U.S. Small Cap, the S&P 500 and the Russell 2000 indexes for the periods listed.

Total returns quoted for the fund include the effect of deducting the fund's expenses, but do not include charges and expenses attributable to a particular Variable Contract or Retirement Plan. Because shares of the fund may only be purchased through a Variable Contract or an eligible Retirement Plan, an individual owning a Variable Contract or participating in a Retirement Plan should carefully review the Variable Contract or Retirement Plan disclosure documents for information on relevant charges and expenses. Excluding these charges from quotations of the fund's performance has the effect of increasing the performance quoted. These charges should be considered when comparing the fund's performance to other investment alternatives.

This information is intended to help you assess the variability of the fund's returns over the past four years and the potential risks.


Chart

TOTAL RETURN

50
          46.59%
40

30                29.41%
                                     25.06%
20

10                          8.68%

 0         '96      '97      '98      '99

WANGER U.S. SMALL CAP'S HIGHEST AND LOWEST PERFORMING QUARTERS FOR THE FOUR YEARS ENDED 12/31/1999 WERE:

             Percent Change   Quarter Ending
----------------------------------------------
Highest         17.80%        12/31/99
Lowest         -17.69%        9/30/98

The fund's past performance is not an indication of future performance.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 12/31/1999:

                                   Since
              1 Year   3 Years     Inception*
----------------------------------------------
Wanger U.S.
Small Cap        25.06%    20.71%    26.44%
S&P 500+         21.04%    27.56%    27.47%
Russell 2000+    21.26%    13.08%    16.31%

*    Wanger U.S. Small Cap's inception date was 5/3/1995.

+ Wanger U.S. Small Cap's holdings are not identical to the S&P 500, the Russell 2000 or any other market index. Therefore, the performance of Wanger U.S. Small Cap will not mirror the returns of any particular index. The S&P 500 Index is a broad market-weighted average of U.S. large, blue-chip companies. The Russell 2000 Index is a market-weighted index of 2000 small companies formed by taking the largest 3000 companies and eliminating the largest 1000 of those companies. The indexes are unmanaged; the returns shown include reinvested dividends but not the commissions and other costs that would be incurred to invest in the securities comprising an index.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund, not including fees and expenses of your Variable Contract or Retirement Plan.

SHAREHOLDER TRANSACTION EXPENSES
Fees paid directly from your investment:
Maximum sales charge                 None
Deferred sales charge                None

ANNUAL FUND OPERATING EXPENSES
Expenses that are deducted from fund assets:
Management fees                       .95%
12b-1 fee                            None
Other expenses                        .07%
------------------------------------------
Total annual fund operating expenses 1.02%

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. It assumes a $10,000 investment in Wanger U.S. Small Cap for the time period indicated, a 5% total return each year, reinvestment of all dividends and distributions, and that operating expenses remain constant at the level shown. Your actual returns and costs may be higher or lower.

     1 Year                   $  104
     3 Years                  $  325
     5 Years                  $  563
     10 Years                 $1,248

For more information call 800-492-6437 or visit our website at WWW.WANGER.COM.

AT A GLANCE


WANGER INTERNATIONAL SMALL CAP

FUND OBJECTIVE

Wanger International Small Cap seeks long-term growth of capital.

INVESTMENT STRATEGY

Wanger International Small Cap invests primarily in the stocks of companies based outside the U.S. (or whose primary business takes place outside the U.S.) with capitalizations of less than $2 billion with the intention of holding them as they grow and selling them when they become large. Wanger International Small Cap believes that these smaller, less-profiled companies - particularly outside the U.S. - may offer higher return potential than the stocks of large companies.

Wanger International Small Cap typically looks for companies with:
o  A strong business franchise that offers growth potential.
o  Products and services that give the company a competitive advantage.
o A stock price that the fund's advisor believes is reasonable relative to the assets and earning power of the company.

Wanger International Small Cap invests the majority (under normal market conditions, at least 65%) of its total assets, at market value at the time of investment, in companies with total stock market capitalizations of $2 billion or less. Likewise, under normal market conditions, Wanger International Small Cap will generally invest at least 65% of its total assets in foreign securities in developed and emerging markets.

RISKS OF INVESTING IN WANGER INTERNATIONAL SMALL CAP
[GRAPHIC OMITTED]

Smaller company stocks are often more volatile and less liquid than the stocks of larger companies. You could lose money on your investment in Wanger International Small Cap, or the fund could underperform other investments, if:
o  International stock markets go down.
o  Foreign small- to mid-cap stocks trail returns of the overall market.
o  The stocks selected for the portfolio do not perform as expected.

Investments in foreign securities may have special risks in addition to those mentioned above, including:
o  Political or economic instability.
o  Higher transaction costs.
o  Currency exchange rate fluctuations.

YOU MAY WANT TO
INVEST IF YOU

o Are seeking to diversify your existing equity holdings with a fund that invests in the stocks of companies outside the U.S.
o Are seeking a stock fund that emphasizes the less-profiled stocks of small- to medium-sized companies.
o  Are seeking growth of your capital over the long term (at least 5 years).

Shares of Wanger International Small Cap are sold only to Life Companies and certain Retirement Plans (see Shareholder and Account Policies on page 17).

YOU MAY NOT WANT TO
INVEST IF YOU

o  Are seeking a significant amount of current dividend income.
o  Are unwilling to accept short-term fluctuations in share price.
o  Are investing for short-term investment goals or needs.

AT A GLANCE



WANGER INTERNATIONAL
SMALL CAP
PERFORMANCE

The chart and table at right illustrate annual fund returns for the past four years as well as a comparison of returns of Wanger International Small Cap, EAFE and EMI for the periods listed.

Total returns quoted for the fund include the effect of deducting the fund's expenses, but do not include charges and expenses attributable to a particular Variable Contract or Retirement Plan. Because shares of the fund may only be purchased through a Variable Contract or an eligible Retirement Plan, an individual owning a Variable Contract or participating in a Retirement Plan should carefully review the Variable Contract or Retirement Plan disclosure documents for information on relevant charges and expenses. Excluding these charges from quotations of the fund's performance has the effect of increasing the performance quoted. These charges should be considered when comparing the fund's performance to other investment alternatives.

This information is intended to help you assess the variability of the fund's returns over the past four years and the potential risks. The fund's performance during 1999 was achieved during extraordinary market conditions and is highly unlikely to be repeated.

*    Wanger International Small Cap's inception date was 5/3/1995.
+ Wanger International Small Cap's holdings are not identical to the EAFE, the EMI or any other market index. Therefore, the performance of Wanger International Small Cap will not mirror the returns of any particular index. Morgan Stanley's Europe, Australasia and Far East Index (EAFE) is an unmanaged index of companies throughout the world in proportion to world stock market capitalizations, excluding the U.S. and Canada. EMI (World ex-U.S.) is Salomon Smith Barney's index of the bottom 20% of institutionally investable capital of countries, selected by Salomon and excluding the U.S. The indexes are unmanaged; the returns shown include reinvested dividends but not the commissions and other costs that would be incurred to invest in the securities comprising an index.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund, not including fees and expenses of your Variable Contract or Retirement Plan.

SHAREHOLDER TRANSACTION EXPENSES
Fees paid directly from your investment:
Maximum sales charge                 None
Deferred sales charge                None

ANNUAL FUND OPERATING EXPENSES
Expenses that are deducted from fund assets:
Management fees                      1.25%
12b-1 fee                            None
Other expenses                       0.24%
-------------------------------------------
Total annual fund operating expenses 1.49%

Chart

TOTAL RETURN

130
                                  126.37%
120

110

100

 90

 80

 70

 60

 50

 40
       32.01%
 30

 20

 10                      16.33%
  0
              (1.46%)
 -10   '96      '97       '98      '99



WANGER INTERNATIONAL SMALL CAP'S HIGHEST AND LOWEST PERFORMING QUARTERS FOR THE FOUR YEARS ENDED 12/31/1999 WERE:

             Percent Change   Quarter Ending
--------------------------------------------
Highest         57.43%        12/31/99
Lowest         -18.56%        9/30/98
The fund's past performance is not an indication of future performance.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 12/31/1999:

                                                   Since
                         1 Year       3 Years      Inception*
-------------------------------------------------------------
Wanger Int'l Small Cap  126.37%        37.42%        38.70%
EAFE+                    26.96%        15.74%        12.75%
EMI (World ex-U.S.)+     23.52%         7.87%         6.85%

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. It assumes a $10,000 investment in Wanger International Small Cap for the time period indicated, a 5% total return each year, reinvestment of all dividends and distributions, and that operating expenses remain constant at the level shown. Your actual returns and costs may be higher or lower.

    1 Year                 $  152
    3 Years                $  471
    5 Years                $  813
    10 Years               $1,779

For more information call 800-492-6437 or visit our website at WWW.WANGER.COM.

AT A GLANCE


WANGER TWENTY

FUND OBJECTIVE

Wanger Twenty seeks long-term growth of capital.

INVESTMENT STRATEGY


Wanger Twenty invests primarily in the stocks of medium- to larger-size U.S. companies. Wanger Twenty is a non-diversified fund that takes advantage of its advisor's research and stock-picking capabilities to invest in a limited number of companies (between 20-25) with market capitalizations of $2 billion to $12 billion, offering the potential to provide above-average growth over time. Wanger Twenty believes that companies within this capitalization range are less profiled, and may offer higher return potential than the stocks of companies with capitalizations above $12 billion.

Wanger Twenty typically looks for companies with:
o  A strong business franchise that offers growth potential.
o  Products and services that give the company a competitive advantage.
o A stock price that the fund's advisor believes is reasonable relative to the assets and earning power of the company.

RISKS OF INVESTING IN
WANGER TWENTY
[GRAPHIC OMITTED]

Wanger Twenty is a non-diversified fund. Therefore, each stock may represent a significant part of its overall portfolio. The performance of each of these larger holdings, if any, will have a greater impact on Wanger Twenty's total return and may make the fund's returns more volatile than a more diversified fund.

Mid-cap stocks are more volatile and may be less liquid than large-cap stocks. Mid-cap companies may have a shorter history of operations and a smaller market for their shares. You could lose money on your investment in Wanger Twenty, or Wanger Twenty could underperform other investments, if:
o  The stock market goes down.
o  Mid-cap stocks trail returns of the overall market.
o  The stocks selected for the portfolio do not perform as expected.

YOU MAY WANT TO
INVEST IF YOU

o Are seeking to complement your existing domestic equity holdings with a focused stock fund.
o Are seeking a stock fund that emphasizes the less-profiled stocks of medium- to larger-sized companies.
o  Are seeking growth of your capital over the long term (at least 5 years).

Shares of Wanger Twenty are sold only to Life Companies and certain Retirement Plans (see Shareholder and Account Policies on page 17).

YOU MAY NOT WANT TO
INVEST IF YOU

o  Are seeking a significant amount of current dividend income.
o Are unwilling to accept short-term fluctuations in share price or the more volatile returns of a non-diversified fund.
o  Are investing for short-term investment goals or needs.

AT A GLANCE

WANGER TWENTY
PERFORMANCE


Total return and average annual total return information is not available for Wanger Twenty because the fund was not in operation throughout 1999.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund, not including fees and expenses of your Variable Contract or Retirement Plan.

SHAREHOLDER TRANSACTION EXPENSES
Fees paid directly from your investment:
Maximum sales charge                 None
Deferred sales charge                None

ANNUAL FUND OPERATING EXPENSES
Expenses that are deducted from fund assets:
Management fees                         0.95%
12b-1 fee                                None
Other expenses                          1.17%
---------------------------------------------
Total annual fund operating expenses    2.12%

Wanger Asset Management, L.P. has undertaken to limit Wanger Twenty's annual expenses to 1.35% of its average net assets. This expense limitation undertaking is voluntary and is terminable by either the fund or WAM on 30 days' written notice to the other.

EXAMPLE

This example is intended to help you compare the cost of investing in Wanger Twenty with the costs of investing in other mutual funds. It assumes you invest $10,000 in Wanger Twenty for the time period indicated, a 5% total return each year, reinvestment of all dividends and distributions, and that operating expenses remain constant at the level shown. Your actual returns and costs may be higher or lower.

    1 Year                 $  215
    3 Years                $  664
    5 Years                $1,139
    10 Years               $2,452


For more information call 800-492-6437 or visit our website at WWW.WANGER.COM.

AT A GLANCE

WANGER FOREIGN FORTY

FUND OBJECTIVE

Wanger Foreign Forty seeks long-term growth of capital.

INVESTMENT STRATEGY


Wanger Foreign Forty invests primarily in the stocks of medium- to larger-size companies with market capitalizations of $5 billion to $15 billion. The fund invests in at least three countries. Wanger Foreign Forty is a non-diversified fund that takes advantage of its advisor's research and stock- picking capabilities to invest in a limited number of foreign companies (between 40-60) in developed markets, offering the potential to provide above-average growth over time. Wanger Foreign Forty believes that companies within this capitalization range are less profiled, and may offer higher return potential than the stocks of companies with capitalizations above $15 billion.

Wanger Foreign Forty typically looks for companies with:
o  A strong business franchise that offers growth potential.
o  Products and services that give the company a competitive advantage.
o A stock price that the fund's advisor believes is reasonable relative to the assets and earning power of the company.


Wanger Foreign Forty is an international fund and invests the majority of its assets in the stocks of foreign companies based in developed markets outside the U.S.

RISKS OF INVESTING IN
WANGER FOREIGN FORTY
[GRAPHIC OMITTED]


Wanger Foreign Forty is a non-diversified fund that ordinarily holds 40 to 60 stocks. Wanger Foreign Forty takes larger positions in some of its stocks than others. The performance of each of these larger holdings, if any, will have a greater impact on Wanger Foreign Forty's total return, and may make Wanger Foreign Forty's returns more volatile than a more diversified international fund.

Mid-cap stocks are more volatile and may be less liquid than large-cap stocks. Mid-cap companies may have a shorter history of operations and a smaller market for their shares. You could lose money on your investment in Wanger Foreign Forty, or Wanger Foreign Forty could underperform other investments, if:
o  International stock markets go down.
o  Foreign mid- to large-cap stocks trail returns of the overall market.
o  The stocks selected for the portfolio do not perform as expected.


Investments in foreign securities may have special risks in addition to those mentioned above, including:
o  Political or economic instability.
o  Higher transaction costs.
o  Currency exchange rate fluctuations.

AT A GLANCE


YOU MAY NOT WANT TO
INVEST IF YOU

o Are seeking to complement your existing equity holdings with a focused international stock fund.
o Are seeking a stock fund that emphasizes the less-profiled stocks of medium- to larger- sized companies.
o  Are seeking growth of your capital over the long term (at least 5 years).

Shares of Wanger Foreign Forty are sold only to Life Companies and certain Retirement Plans (see Shareholder and Account Policies on page 17).

YOU MAY NOT WANT TO
INVEST IF YOU

o  Are seeking a significant amount of current dividend income.
o Are unwilling to accept short-term fluctuations in share price or the more volatile returns of a non-diversified fund.
o  Are investing for short-term investment goals or needs.

WANGER FOREIGN FORTY
PERFORMANCE

Total return and average annual total return information is not available for Wanger Foreign Forty because the fund was not in operation throughout 1999.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund, not including fees and expenses of your Variable Contract or Retirement Plan.

SHAREHOLDER TRANSACTION EXPENSES
Fees paid directly from your investment:
Maximum sales charge                 None
Deferred sales charge                None

ANNUAL FUND OPERATING EXPENSES
Expenses that are deducted from fund assets:
Management fees                         1.00%
12b-1 fee                                None
Other expenses                          2.45%
---------------------------------------------
Total annual fund operating expenses    3.45%

WAM has undertaken to limit Wanger Foreign Forty's annual expenses to 1.45% of its average net assets. This expense limitation undertaking is voluntary and is terminable by either the fund or WAM on 30 days' notice to the other.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. It assumes a $10,000 investment in Wanger Foreign Forty for the time period indicated, a 5% total return each year, reinvestment of all dividends and distributions, and that operating expenses remain constant at the level shown. Your actual returns and costs may be higher or lower.
    1 Years                $  348
    3 Years                $1,059
    5 Years                $1,793
    10 Years               $3,730

For more information call 800-492-6437 or visit our website at WWW.WANGER.COM.

MANAGEMENT OF THE FUNDS


The Wanger Advisors Trust funds are managed by Wanger
Asset Management, L.P. (WAM), 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. WAM chooses the funds' investments and handles their business affairs under the direction of the board of trustees. WAM is a limited partnership managed by its general partner, Wanger Asset Management, Ltd. WAM manages more than $9 billion in assets.

WAM uses a team of portfolio managers and analysts to manage the funds. Team members share responsibility for providing ideas, information, and knowledge in managing the funds, and each team member has one or more particular areas of expertise. The portfolio managers are responsible for making daily portfolio selection decisions, and utilize the management team's input and advice when making buy and sell determinations.

PORTFOLIO MANAGERS

RALPH WANGER  Chief investment officer
Ralph Wanger is chief investment strategist of WAM. He is chairman of the board of Wanger Advisors Trust (the Trust). Mr. Wanger is also lead portfolio manager of Acorn Fund. He has been president and a member of the board of trustees of Acorn Investment Trust since 1970, and is a principal of WAM.

CHARLES P. MCQUAID  Director of domestic research
Charles McQuaid is a member of the management team of Wanger U.S. Small Cap. He is a trustee and senior vice president of the Trust. He is also a trustee and senior vice president of Acorn Investment Trust and co-manager of Acorn Fund. Mr. McQuaid is a principal of WAM and has worked with Mr. Wanger for 20 years.

ROBERT A. MOHN  Lead portfolio manager, Wanger U.S. Small Cap
Robert Mohn is a vice president of the Trust and is the lead portfolio manager of Wanger U.S. Small Cap. Mr. Mohn is also a vice president of Acorn Investment Trust, and the lead portfolio manager of Acorn USA. He has been a member of WAM's domestic analytical team since 1992, and a principal of WAM since 1995.

MARCEL P. HOUTZAGER Portfolio manager, Wanger International Small Cap and Wanger Foreign Forty
Marcel Houtzager is a vice president of the Trust and is the lead portfolio manager of Wanger International Small Cap and co-portfolio manager of Wanger Foreign Forty. Mr. Houtzager is also a vice president of Acorn Investment Trust, and the co-manager of Acorn Foreign Forty. He has been part of WAM's international analytical team since 1992, and a principal of WAM since 1995.

JOHN H. PARK  Lead portfolio manager, Wanger Twenty
John Park is a vice president of the Trust, and has managed Wanger Twenty since its inception in February, 1999. Mr. Park is also a vice president of Acorn Investment Trust and lead portfolio manager of Acorn Twenty. He has been a key member of WAM's domestic investment team since 1993, and a principal of WAM since 1998.

PETER A. ZALDIVAR  Co-portfolio manager, Wanger International Small Cap
Peter Zaldivar is a vice president of the Trust and is the co-portfolio manager of Wanger International Small Cap. Mr. Zaldivar has been an analyst at WAM since 1996, and a principal of WAM since 1999. Before joining WAM, he was a vice president and portfolio manager at Lord Asset Management.

ROGER D. EDGLEY  Co-portfolio manager, Wanger Foreign Forty
Roger Edgley is a vice president of the Trust and is the co-portfolio manager of Wanger Foreign Forty. Mr. Edgley is also a vice president of Acorn Investment Trust, and the co-portfolio manager of Acorn Foreign Forty. He has been a member of WAM's international analytical team since 1994, director of international research since 1998 and a principal of WAM since 1999.

MANAGEMENT FEES


WAM earns the following advisory fees for managing the Wanger Advisors Trust funds:
--------------------------------------------------------------------------------
Fund                       Fee as a % of Average Net Assets During 1999
--------------------------------------------------------------------------------
Wanger U.S. Small Cap                   0.95%
Wanger Int'l Small Cap                  1.25%
Wanger Twenty                           0.95%
Wanger Foreign Forty                    1.00%


Additional expenses are incurred under the Variable Contracts and the Retirement Plans. These expenses are not described in this prospectus; Variable Contract owners and Retirement Plan participants should consult the Variable Contract disclosure documents or Retirement Plan information regarding these expenses.


From time to time, WAM may pay amounts from its past profits to Life Companies or other organizations that provide administrative services for the funds or that provide other services relating to the funds to owners of Variable Contracts and/or participants in Retirement Plans. These services include, among other things: sub-accounting services; answering inquiries regarding the funds; transmitting, on behalf of the funds, proxy statements, shareholder reports, updated prospectuses and other communications regarding the funds; and such other related services as the funds, owners of Variable Contracts, and/or participants in Retirement Plans may request. The amount of any such payment will be determined by the nature and extent of the services provided by the Life Company or other organization. Payment of such amounts by WAM will not increase the fees paid by the funds or their shareholders.

For more information call 800-492-6437 or visit our website at WWW.WANGER.COM.

HOW THE FUNDS INVEST

THE WANGER PHILOSOPHY


THE INFORMATION EDGE
WAM invests in less profiled, entrepreneurially managed smaller and mid-sized companies that WAM believes are benefiting from an important economic, social or technological trend and whose domination of a niche creates the opportunity for superior earnings-growth potential.

WAM has built its reputation on innovative thinking and unconventional stock picks. We rely primarily on our independent, internally generated research to uncover companies that may be less well known than the more popular names. This is where WAM adds the greatest value to shareholders. To find these companies, WAM looks for growth potential, financial strength and fundamental value.



GROWTH POTENTIAL                FINANCIAL STRENGTH             FUNDAMENTAL VALUE


o   superior technology         o  stability                    o  lower stock price relative
o   innovative marketing        o  reduced risk                    to growth potential and
o   solid management            o  competitive advantage           capitalization
o   dominant or niche position  o  low debt                     o  growth at a reasonable
o   superior earnings prospects o  adequate working capital        price
o   fast-growing economy        o  conservative accounting
                                   practices

The realization of this growth   A strong balance sheet gives      Once we uncover a great
potential would likely produce   management greater flexibility    company, we identify a price
superior performance that is     to pursue strategic objectives    that we believe would also
sustainable over time.           and is essential to maintaining   make the stock a good value.
                                 a competitive advantage.




STOCK STRENGTH COMES FIRST


WAM analysts continually screen companies and make more than 1,000 face-to-face visits around the globe each year. We want to know everything we can about each WAM investment to avoid surprises. To accomplish this, our analysts talk directly to top management, vendors, suppliers and competitors, whenever possible.

We believe that our thorough research helps us maintain lower transaction costs. In managing the funds, we try to reduce these costs by investing with a long-term time horizon (at least 2-5 years). Occasionally, however, securities purchased on a long-term basis may be sold within 12 months after purchase due to changes in the circumstances of a particular company or industry, or changes in general market or economic conditions.

SECURITIES IN WHICH THE
FUNDS INVEST

COMMON STOCKS
Each of the Wanger funds invests mostly in common stocks. Common stocks represent an equity (ownership) interest in a corporation.

Wanger U.S. Small Cap and Wanger International Small Cap invest mainly in the common stocks of small- and medium-size companies, with market capitalizations of less than $2 billion. Wanger Twenty and Wanger Foreign Forty invest mostly in the stocks of companies with market capitalizations of $2-12 billion and $5-15 billion, respectively.

FOREIGN SECURITIES
Wanger International Small Cap and Wanger Foreign Forty invest most of their assets in non-U.S. securities. Wanger U.S. Small Cap and Wanger Twenty invest most of their assets in the U.S., and only intend to invest a part of their assets overseas under certain circumstances (see Portfolio Allocation below).

PORTFOLIO ALLOCATION
Under normal conditions, the funds' common stock investments (as a percentage of total assets) are limited by the following maximum allocations:


                            % in U.S. companies        % in non-U.S. companies

Wanger U.S. Small Cap       no limit                   up to 35%
--------------------------------------------------------------------------------
Wanger International
Small Cap                   up to 35%                  no limit
--------------------------------------------------------------------------------
Wanger Twenty*              no limit                   up to 15%
--------------------------------------------------------------------------------
Wanger Foreign Forty**      up to 15%                  no limit
--------------------------------------------------------------------------------

 *Wanger Twenty normally invests in a non-U.S. company only if its operations are primarily located within the U.S.
**Wanger Foreign Forty normally invests in a U.S. company only if its operations are primarily located outside of the U.S.


Wanger's board of trustees may change each fund's investment objective without shareholder approval.


 For more information call 800-492-6437 or visit our website at WWW.WANGER.COM.

SUMMARIZING RISK
[GRAPHIC OMITTED]

When you invest in a mutual fund, you are exposed to certain risks. These include the risk that you may receive little or no return on your investment, or that you may even lose part or all of your investment. Investments that provide higher potential reward also present greater risk. Likewise, investments with lower potential reward have lower risk. Before investing in one of the Wanger funds, you should carefully consider the risks associated with that particular fund. Because of these risks, you should consider an investment in any of the Wanger funds a long-term investment.


COMMON STOCKS
Over time, common stocks have historically provided superior long-term capital growth potential. However, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, the funds should be considered long-term investments, designed to provide the best results when held for several years or more.


SMALL AND MEDIUM COMPANIES

The Wanger Advisors Trust funds prefer small and medium companies over the stocks of large companies. During some periods, the stocks of smaller companies and the stocks of medium companies, as a class, have performed better than the stocks of larger companies, and in some periods they have performed worse. Stocks of smaller and medium-size companies may be more volatile and less liquid than the stocks of larger companies.



FOREIGN SECURITIES
International investing allows you to achieve greater diversification and to take advantage of changes in foreign economies and market conditions. From time to time, many foreign economies have grown faster than the U.S. economy, and the returns on investments in these countries have exceeded those of similar U.S. investments, although there can be no assurance that these conditions will continue.


Investments in foreign securities provide opportunities different from those available in the U.S., and risks that in some ways may be greater than in U.S. investments. These risks may have a negative effect on a fund's NAV and include fluctuations in exchange rates of foreign currencies; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity, frequently greater price volatility and higher transaction costs; and the possible imposition of foreign taxes. Investing in countries outside the U.S. may also involve political risk. Economies in individual markets may differ favorably or unfavorably from the U.S. economy in such respects as gross domestic product, inflation rates, debt structure and currency valuation.


Securities markets in emerging countries may be substantially smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and other developed countries.

Managing Risk
[GRAPHIC OMITTED]


WAM uses various techniques and practices to try to mitigate the funds' exposure to risk.

INVESTMENT LIMITATIONS

Each fund has adopted the following investment limitations (generally based upon a percentage of total assets) that cannot be changed without shareholder approval:
o Wanger U.S. Small Cap and Wanger International Small Cap are "diversified" funds, meaning that, as to 75% of the fund's total assets, each fund will invest not more than 5% of its assets in a single issuer, except for U.S. government securities. As to the other 25%, Wanger U.S. Small Cap and Wanger International Small Cap may take larger positions, investing more than 5% in a single issuer.
o Wanger Twenty is a "non-diversified" fund, which means that the fund invests at least 50% of its total assets so that no more than 5% is invested in a single issuer.
o Wanger Foreign Forty, which is registered as a non-diversified fund, has invested as if it were diversified. If Wanger Foreign Forty continues to invest in a diversified manner through February 2002 (three years from the commencement of its operations), the fund will not be able to take advantage of its non-diversified status without getting shareholder approval to do so.
o None of the funds may invest more than 25% in any one issuer or more than 25% in any industry (in each case with the exception of U.S. government securities).


STATE INSURANCE RESTRICTIONS
The funds are sold to Life Companies in connection with Variable Contracts, and will seek to be available under Variable Contracts sold in a number of jurisdictions. Certain states have regulations or guidelines concerning concentration of investments and other investment techniques. If applied to the funds, the funds may be limited in their ability to engage in certain techniques and to manage their portfolios with the flexibility provided herein. In order to permit a fund to be available under Variable Contracts sold in certain states, each fund may make commitments that are more restrictive than the investment policies and limitations described herein and in the statement of additional information. If a fund determines that such a commitment is no longer in the fund's best interest, the commitment may be revoked by terminating the availability of the fund to Variable Contract owners residing in such states.


DEFENSIVE INVESTMENT STRATEGIES


The funds' portfolio managers may use the following strategies if they believe that a temporary defensive position is advisable. With respect to Wanger International Small Cap and Wanger Foreign Forty, this includes times when investments in foreign securities appears to be relatively unattractive because of current or anticipated adverse political or economic conditions.
o Each fund may invest without limit in U.S. corporate and government obligations.
o  Each fund may hold cash or cash equivalents.
o Each fund may hold cash in domestic and foreign currencies and may invest in domestic and foreign money market securities to meet liquidity needs. (Generally, this is not expected to exceed 25% of total assets.)

For more information call 800-492-6437 or visit our website at WWW.WANGER.COM.

During these periods, a fund's assets may not be invested in accordance with its strategy, and the fund may not achieve its investment objective.

HEDGING STRATEGIES


Each fund may (but is not required to) try to hedge against variations in exchange rates, or to protect against exposure in the equity markets. Portfolio managers may try to accomplish this by buying and selling:
o  put and call options                        o  currency exchange contracts
o  futures contracts                           o  swap agreements
o  options on futures contracts

If a fund is not successful when using these techniques, total return could be adversely affected.

SHAREHOLDER AND ACCOUNT POLICIES


The funds provide Life Companies and Retirement Plans with information Monday through Friday (except holidays) from 8:00 a.m. to 4:30 p.m. Central time. For information, prices, literature, or to obtain information regarding the availability of fund shares or how fund shares are redeemed, call WAM at 800-4-WANGER (800-492-6437).

Shares of the funds are issued and redeemed in connection with investments in and payments under certain qualified and non-qualified Variable Contracts issued through separate accounts of Life Companies. Shares of the funds are also offered directly to certain of the following types of qualified plans and retirement arrangements and accounts, collectively called Retirement Plans:
o a plan described in section 401(a) of the Internal Revenue Code that includes a trust exempt from tax under section 501(a);
o  an annuity plan described in section 403(a);
o an annuity contract described in section 403(b), including a 403(b)(7) custodial account;
o a governmental plan under section 414(d) or an eligible deferred compensation plan under section 457(b); and
o  a plan escribed in section 501(c)(18).


The trust or plan must be established before shares of the funds can be purchased by the plan. Neither the funds nor WAM offers prototypes of these plans. The funds have imposed certain additional restrictions on sales to Retirement Plans to reduce fund expenses. To be eligible to invest in the funds, a Retirement Plan must be domiciled in a state in which fund shares may be sold without payment of a fee to the state. In most states, this policy will require that a Retirement Plan have at least $5 million in assets and that investment decisions are made by a Plan fiduciary rather than Plan participants in order for the Plan to be eligible to invest. The funds do not intend to offer shares in states where the sale of fund shares requires the payment of a fee. A Retirement Plan may call WAM at 800-4-WANGER (800-492-6437) to determine if it is eligible to invest.


HOW TO INVEST AND
REDEEM


Shares of the funds may not be purchased or redeemed directly by individual Variable Contract owners or individual Retirement Plan participants. Variable Contract owners or Retirement Plan participants should consult the disclosure documents for their Variable Contract, or the plan documents for their Retirement Plan, for information on the availability of the funds as investment vehicles for allocations under their Variable Contract or Retirement Plan. In the case of a Life Company purchaser, particular purchase and redemption procedures typically are included in an agreement between the funds and the Life Company. The funds may enter into similar agreements with Retirement Plans.

No sales commissions of any kind are imposed upon purchases of fund shares by Life Companies or Retirement Plans. However, each Variable Contract imposes its own charges and fees on owners of the Variable Contract, and Retirement Plans may impose such charges on participants in the Retirement Plan.





For more information call 800-492-6437 or visit our website at WWW.WANGER.COM.

PURCHASES
To the extent not otherwise provided in any agreement between the Trust and a Life Company or Retirement Plan, shares of a fund may be purchased by check or by wire transfer of funds. To be effective, a purchase order must consist of the money to purchase the shares and (i) information identifying the purchaser, in the case of a Life Company or Retirement Plan with which the funds have entered into an agreement, or a subsequent purchase by a Life Company or Retirement Plan that is already a fund shareholder, or (ii) a completed purchase application, in the case of the initial investment by a Retirement Plan with which the funds do not have an agreement.

REDEMPTIONS


Subject to the terms of any agreement between the funds and any Life Company or Retirement Plan, shares may be redeemed by written request or by telephone (for redemptions of $200,000 or less), with proceeds paid by check or by wire transfer.

REDEEMING SHARES IN WRITING
A written redemption request must:
o  identify the account owner;
o  specify the number of shares or dollar amount to be redeemed;
o be signed on behalf of the owner by an individual or individuals authorized to do so, and include evidence of their authority;
o if the shares to be redeemed have a value of more than $200,000, include a signature guarantee by an eligible guarantor institution as defined in the rules under the Securities Exchange Act of 1934 (including a bank, broker-dealer, credit union (if authorized under state law), national securities exchange, registered securities association, clearing agency or savings association, but not a notary public); and include any stock certificates representing the shares to be redeemed.



A check for the redemption proceeds will be mailed to the address of record unless payment by wire transfer is requested.

REDEEMING SHARES BY TELEPHONE


Unless a Retirement Plan shareholder chose on its purchase application not to have the ability to do so, redemptions of shares having a value of $200,000 or less may be requested by calling the funds' transfer agent at 800-962-1585. The funds will not be responsible for unauthorized transactions if they follow reasonable procedures to confirm that instructions received by telephone are genuine, such as requesting identification information that appears on a Retirement Plan's purchase application and requiring permission to record the telephone call. If you are unable to reach the funds or their transfer agent by telephone, your redemption request would have to be placed by mail.

EXCHANGING SHARES BY TELEPHONE


To the extent not otherwise provided in an agreement between the funds and a Retirement Plan shareholder, a Retirement Plan may exchange shares of one fund for shares of another fund by telephone by calling 800-962-1585. Shares may be exchanged only between identically registered accounts, and the shares in the new fund must be available for sale without payment of a fee under any applicable state securities law. Because excessive trading can hurt fund performance and shareholders, the funds reserve the right temporarily or permanently to terminate the exchange privilege of any shareholder who makes excessive use of the exchange plan. In particular, a pattern of exchanges that coincide with a market timing strategy may be disruptive to a fund. The funds have limited the number of exchanges to no more than four per year. The funds will not be responsible for unauthorized transactions if they follow reasonable procedures to confirm that instructions received by telephone are genuine, such as requesting information that appears on a Retirement Plan's purchase application and requiring permission to record the telephone call.


Normally, redemption proceeds will be paid within seven days after a fund or its agent receives a request for redemption. Redemptions may be suspended or the payment date postponed on days when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

STATEMENTS AND REPORTS


Semiannual information sent to Life Companies and Retirement Plans includes:
o  Schedule of fund investments.
o  Reports to shareholders.


CALL WAM AT 1-800-4-WANGER FOR COPIES OF FUND REPORTS.

SHARE PRICE


The funds are open for business each day the NYSE is open. The offering price (the price to buy one share) and the redemption price (price to sell one share) are a fund's net asset value (NAV) calculated at the next Closing Time after receipt of an order. Closing Time is the close of regular session trading on the NYSE, which is usually 3 p.m. Central time.


NAV
A fund's NAV (Net Asset Value) is the value of a single share of the fund. The NAV is computed by adding up the value of a fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

A purchase or redemption of fund shares will be priced at the next NAV calculated after the purchase or redemption request is received by the funds or their agent. An order received before Closing Time will get that day's price; an order received after the Closing Time will get the next day's price.


Each fund's portfolio securities are generally valued on the basis of market quotations from the primary market in which they are traded. In cases when the quotations are not readily available, or for which the market quotation is determined not to represent a fair value, the Trust will use a method that its trustees believe accurately reflects a fair value. Values of foreign securities are translated from the local currency into U.S. dollars using current exchange rates. Because of the different trading hours in various foreign markets, the calculation of NAV does not take place at the same time as the determination of the prices of many foreign securities held by the funds. These timing differences may have a significant effect on a fund's NAV, on days or at times when you cannot purchase or redeem fund shares.


For more information call 800-492-6437 or visit our website at WWW.WANGER.COM.

TAXES


Each fund intends to qualify every year as a regulated investment company under the Internal Revenue Code. By so qualifying, a fund will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to the shareholders. Each fund also intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products. For more information about the tax status of the funds, see Additional Tax Information in the Statement of Additional Information.


The shareholders of the funds are the Life Company separate accounts and the Retirement Plans. Under current law, owners of Variable Contracts which have invested in a fund are not subject to federal income tax on fund distributions or on gains realized upon the sale or redemption of fund shares until they are withdrawn from the contracts. Similarly, Retirement Plan participants are not subject to federal income tax on fund distributions or gains until they receive distributions from the Retirement Plan account.

For information concerning the federal tax consequences to Variable Contract owners or Retirement Plan participants, see the disclosure documents from the Variable Contract or your Retirement Plan administrator. You should consult your own tax advisor about the tax consequences of any investment.

FINANCIAL HIGHLIGHTS


The following tables will help you better understand each fund's financial performance for the period from the date of a fund's commencement of operations. They are excerpted from each fund's financial statements for the fiscal year ended December 31, 1999, audited by Ernst & Young LLP. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). You may obtain the complete financial statements and auditor's report by calling 800-4-WANGER (800-492-6437) and requesting a free copy of the funds' latest annual shareholder report.

WANGER U.S. SMALL CAP
                                                                                            5/3/95
                                       Year Ended   Year Ended   Year Ended   Year Ended    through
                                        12/31/99     12/31/98     12/31/97     12/31/96     12/31/95
-------------------------------------------------------------------------------------------------------

 NET ASSET VALUE, BEGINNING OF PERIOD    $22.18       $21.46       $16.97       $11.60        $10.00

 INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss) (c)           .03         (.05)        (.02)        (.06)         (.05)

 Net realized and unrealized gain          4.79         1.93         4.90         5.46          1.65
 on investments

 Total from investment operations          4.82         1.88         4.88         5.40           1.60
--------------------------------------------------------------------------------------------------------

 LESS DISTRIBUTIONS
 Dividends from net investment income       --            --           --           --            --

 Distributions from net realized gain     (2.12)       (1.16)        (.39)        (.03)           --

 TOTAL DISTRIBUTIONS                      (2.12)       (1.16)        (.39)        (.03)           --
--------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD          $24.88       $22.18       $21.46       $16.97         $11.60
--------------------------------------------------------------------------------------------------------
 TOTAL RETURN (d)                         25.06%        8.68%       29.41%       46.59%         16.00%
--------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net          1.02%        1.02%        1.06%        1.21%          2.08%*
 assets (a) (b)

 Ratio of net investment income (loss)      .14%        (.25%)       (.10%)       (.41%)        (1.44%)*
 to average net assets (b)

 Portfolio turnover rate                     35%          34%          34%          46%            59%*
--------------------------------------------------------------------------------------------------------
 NET ASSETS AT END OF PERIOD           $390,709,473 $339,118,881  $270,865,827  $128,957,911  $21,903,536
--------------------------------------------------------------------------------------------------------


  * Annualized
(a) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.04% for the year ended December 31, 1997, 1.19% for the year ended December 31, 1996 and 2.00% for the period ended December 31, 1995.
(b) The fund was reimbursed by WAM for certain expenses from May 3, 1995 through December 31, 1995. Without the reimbursement, the ratio of expenses to average net assets (prior to custodian fees paid indirectly) and the ratio of net investment income to average net assets for the period ended December 31, 1995 would have been 2.35% and (1.71%), respectively.
(c) Net investment income (loss) per share for the years ended December 31, 1999, 1998, 1997, 1996 and 1995, was based upon the average shares outstanding during the period.
(d) Total return is not annualized for periods less than one year.

For more information call 800-492-6437 or visit our website at WWW.WANGER.COM.

WANGER INTERNATIONAL SMALL CAP


                                                                                                      5/3/95
                                        Year Ended      Year Ended     Year Ended    Year Ended      through
                                         12/31/99        12/31/98       12/31/97      12/31/96       12/31/95
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $19.62           $17.05         $17.71        $13.45         $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (c)           (.13)             .03            .02          (.09)          (.03)

Net realized and unrealized gain (loss)   24.52             2.76           (.26)         4.38           3.48
on investments

TOTAL FROM INVESTMENT OPERATIONS          24.39             2.79           (.24)         4.29           3.45
----------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
Dividends from net investment income       (.34)            (.22)             --           --             --

Distributions from net realized gain         --               --            (.42)        (.03)            --
and unrealized gain reportable for
federal income taxes

TOTAL DISTRIBUTIONS                        (.34)            (.22)           (.42)        (.03)            --
----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD           $43.67           $19.62          $17.05       $17.71         $13.45
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (d)                         126.37%          16.33%           (1.46%)      32.01%         34.50%
----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net           1.49%           1.55%            1.60%        1.79%          2.32%*
assets (a) (b)

Ratio of net investment income (loss)      (.49%)           .16%             .12%        (.56%)         (.81%)*
to average net assets (b)

Portfolio turnover rate                      75%             56%              60%          50%            14%*
----------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD            $311,330,972    $141,253,309     $120,660,158  $84,855,082     $11,368,924
----------------------------------------------------------------------------------------------------------------


  * Annualized
(a) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.59% for the year ended December 31, 1997, 1.75% for the year ended December 31, 1996 and 2.00% for period ended December 31, 1995.
(b The fund was reimbursed by WAM for certain expenses from May 3, 1995 through December 31, 1995. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment income to average net assets for the period ended December 31, 1995 would have been 4.20% and (2.69%), respectively.
(c) Net investment income (loss) per share for the years ended December 31, 1999, 1998, 1997, 1996 and 1995, was based upon the average shares outstanding during the period.
(d) Total return is not annualized for periods less than one year.

WANGER TWENTY

                                                       2/1/99 through 12/31/99

--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                              $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (c)                                             (.08)

Net realized and unrealized gain
on investments                                                      3.51

TOTAL FROM INVESTMENT OPERATIONS                                    3.43
--------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                    $13.43
--------------------------------------------------------------------------------
TOTAL RETURN (d)                                                   34.30%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of expenses to average net                                    1.41%*
assets (a) (b)

Ratio of net investment loss                                        (.77%)*
to average net assets (b)

Portfolio turnover rate                                              113%*
--------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                   $6,570,131
--------------------------------------------------------------------------------
  * Annualized
(a) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custodian fees for cash balances the fund maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.35% for the period ended December 31, 1999.
(b) The fund was reimbursed by WAM for certain expenses from February 1, 1999 through December 31, 1999. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment loss to average net assets for the period ended December 31, 1999 would have been 2.12.% and (1.48%), respectively.
(c) Net investment loss per share for the period ended December 31, 1999, was based upon the average shares outstanding during the period.
(d) Total return is not annualized for periods less than one year.


For more information call 800-492-6437 or visit our website at WWW.WANGER.COM.

WANGER FOREIGN FORTY

                                                         2/1/99 through 12/31/99

--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                               $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (c)                                              (.01)

Net realized and unrealized gain
on investments                                                       8.40

TOTAL FROM INVESTMENT OPERATIONS                                     8.39
--------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                     $18.39
--------------------------------------------------------------------------------
TOTAL RETURN (d)                                                    83.90%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of expenses to average net                                     1.59%*
assets (a) (b)

Ratio of net investment loss                                         (.10%)*
to average net assets (b)

Portfolio turnover rate                                                91%*
--------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                         $5,826,128
--------------------------------------------------------------------------------

   *Annualized
(a) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custodian fees for cash balances the fund maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.45% for the period ended December 31, 1999.
(b) The fund was reimbursed by WAM for certain expenses from February 1, 1999 through December 31, 1999. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment loss to average net assets for the period ended December 31, 1999 would have been 3.45.% and (1.96%), respectively.
(c) Net investment loss per share for the period ended December 31, 1999, was based upon the average shares outstanding during the period.
(d) Total return is not annualized for periods less than one year.

WANGER ADVISORS TRUST

The Wanger Advisors Trust semiannual and annual reports to shareholders contain additional information about the funds. These reports provide commentary on market conditions and investment strategies that affected each fund's performance over the past six- and 12-month periods. The Statement of Additional Information (also known as the SAI) contains detailed information about the funds' policies and operations. The SAI is incorporated in this prospectus by reference.

You may obtain free copies of the funds' latest semiannual and annual shareholder reports and/or the funds' SAI. Call 800-4-WANGER (800-492-6437) to make your request, or write to: Wanger Advisors Trust, PO Box 8502, Boston, Massachusetts, 02266-8502.

You may also obtain this and other information about Wanger Advisors Trust directly from the Securities and Exchange Commission (SEC). Information may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; you may get information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. Reports and other information about the funds are available on the SEC's online EDGAR database at http://www.sec.gov. You may also request information by sending your request, after paying the appropriate duplicating fee, electronically to publicinfo@sec.gov or in writing to the SEC's Public Reference Section, Washington, DC 20549-0102.







811-08748


For more information call 800-492-6437 or visit our website at WWW.WANGER.COM.

WANGER ADVISORS TRUST                              227 West Monroe Street
STATEMENT OF ADDITIONAL INFORMATION                Suite 3000
MAY 1, 2000                                        Chicago, Illinois 60606
                                                   1-800-4-WANGER
                                                   (1-800-492-6437)


WANGER U.S. SMALL CAP
WANGER INTERNATIONAL SMALL CAP
WANGER TWENTY
WANGER FOREIGN FORTY

-------------------------------------------------------------------------------
   TABLE OF CONTENTS                                                       Page
   -----------------                                                       ----

   Information About the Funds...............................................2
   Investment Objectives and Policies........................................2
   Investment Techniques and Risks...........................................3
   Performance Information..................................................24
   Investment Adviser.......................................................27
   Distributor..............................................................30
   The Trust................................................................31
   Trustees and Officers; Certain Shareholders..............................32
   Purchasing and Redeeming Shares..........................................34
   Additional Tax Information...............................................35
   Portfolio Transactions...................................................36
   Code of Ethics...........................................................38
   Custodian................................................................38
   Independent Auditors.....................................................39
   Financial Statements.....................................................39
   Appendix - Description of Bond Ratings...................................62
------------------------------------------------------------------------------


         This Statement of Additional Information ("SAI") is not a prospectus but provides information that should be read in conjunction with the prospectus of WANGER U.S. SMALL CAP, WANGER INTERNATIONAL SMALL CAP, WANGER TWENTY and WANGER FOREIGN FORTY (each, a "Fund," together, the "Funds") dated the date of this SAI and any supplement to the prospectus, which may be obtained from Wanger at no charge by writing or telephoning Wanger at its address or telephone number shown above.

         The Funds are series of Wanger Advisors Trust (the "Trust"). The Funds are currently available only for allocation to certain life insurance company ("Life Company") separate accounts established for the purpose of funding certain qualified and non-qualified variable annuity or variable life insurance contracts ("Variable Contracts"), and may also be offered directly to certain types of pension plans and retirement arrangements and accounts permitting the accumulation of funds on a tax-deferred basis ("Retirement Plans"), as described in the prospectus.

                           INFORMATION ABOUT THE FUNDS


         WANGER U.S. SMALL CAP invests for long-term capital growth. The Fund generally invests in the stocks of companies with capitalizations of less than $2 billion. Under normal market conditions, the Fund will generally invest at least 65% of its total assets in domestic securities.

         WANGER INTERNATIONAL SMALL CAP invests for long-term capital growth. The Fund generally invests in stocks of companies with capitalizations of less than $2 billion. Under normal market conditions, the Fund will generally invest at least 65% of its total assets in foreign securities in mature and emerging markets.

         WANGER TWENTY invests for long-term capital growth. The Fund invests primarily in the stocks of U.S. companies with market capitalizations of $2 billion to $12 billion. WANGER TWENTY is a non-diversified fund that ordinarily focuses its investments in 20 to 25 U.S. companies.

         WANGER FOREIGN FORTY invests for long-term capital growth. The Fund invests primarily in the stocks of foreign companies with market capitalizations of $5 billion to $15 billion. The Fund is a non-diversified fund that ordinarily has investments in 40 to 60 companies in developed markets.

         WANGER U.S. SMALL CAP and WANGER INTERNATIONAL SMALL CAP are diversified funds under the federal Securities laws. WANGER TWENTY and WANGER FOREIGN FORTY are non-diversified under the federal securities laws. However, all of the Funds comply with the diversification standards established by the tax laws. See "Investment Techniques and Risks -- Diversification" and "Additional Tax Information" for more information.

         The Funds are series of the Trust, and each Fund is an open-end, management investment Company.

         The discussion below supplements the description in the prospectus of each Fund's investment objectives, policies, and restrictions.


                       INVESTMENT OBJECTIVES AND POLICIES

         Each Fund invests with the objective of long-term capital growth. The Funds are not, alone or together, a balanced investment program, and there can be no assurance that any Fund will achieve its investment objective. Each Fund uses the techniques and invests in the types of securities described below and in the prospectus.

                         INVESTMENT TECHNIQUES AND RISKS

COMMON STOCKS
         The Funds invest mostly in common stocks, which represent an equity interest (ownership) in a corporation. This ownership interest often gives a Fund the right to vote on measures affecting the company's organization and operations. The Funds also invest in other types of equity securities, including preferred stocks and securities convertible into common stocks. Over time, common stocks have historically provided superior long-term capital growth potential. However, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, the Funds should be considered long-term investments, designed to provide the best results when held for several years or more. The Funds may not be suitable investments if you have a short-term investment horizon or are unwilling to accept fluctuations in share price, including significant declines over a given period.

DIVERSIFICATION
         Diversification is a means of reducing risk by investing in a broad range of stocks or other securities. Because WANGER TWENTY and WANGER FOREIGN FORTY are non-diversified, those Funds have the ability to take larger positions in a smaller number of issuers. The appreciation or depreciation of a single stock may have a greater impact on the NAV of a non-diversified fund, because it is likely to have a greater percentage of its assets invested in that stock. As a result, the share price of WANGER TWENTY and WANGER FOREIGN FORTY can be expected to fluctuate more than that of broadly diversified funds investing in similar securities. Because they are non-diversified, those Funds are not subject to the limitations under the Investment Company Act of 1940 on the percentage of their assets that they may invest in any one issuer. Each Fund, however, intends to comply with the diversification standards for regulated investment companies under Subchapter M of the Internal Revenue Code (summarized below under "Investment Restrictions") and Section 817(h) of the Code (see "Additional Tax Information").


         Although WANGER FOREIGN FORTY is registered as a non-diversified fund, it has (through the date of this SAI) invested as if it were diversified. WANGER FOREIGN FORTY expects that it will begin to invest in a non-diversified manner when it believes market conditions are appropriate to do so. However, if WANGER FOREIGN FORTY'S investments remain diversified through February 1, 2002 (three years after it began operations), the Fund will lose the ability to invest in a non-diversified manner and would thereafter be a diversified fund. WANGER FOREIGN FORTY would not be able to become non-diversified unless it sought and obtained the approval of the holders of a "majority of its outstanding voting securities," as defined in the Investment Company Act of 1940.

FOREIGN SECURITIES
         Each Fund may invest in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. Under normal market conditions, WANGER FOREIGN FORTY invests at least 85% of its total assets, and WANGER INTERNATIONAL SMALL CAP invests at least 65% of its total assets, in each case taken at market value, in foreign securities; WANGER TWENTY'S investments in foreign securities are limited to not more than 15% of its total assets. WANGER U.S. SMALL CAP may invest up to 35% of its total assets in foreign securities, but the Fund does not have a present intention of investing more than 5% of its assets in foreign securities.

         WANGER FOREIGN FORTY invests primarily in developed countries but may invest up to 15% of its total assets in securities of companies with broad international interests that are domiciled in the United States or in countries considered "emerging markets," if the operations of those companies are located primarily in developed overseas markets. The Funds use the terms "developed markets" and "emerging markets" as those terms are defined by the International Financial Corporation, a member of the World Bank Group ("IFC"). "Emerging markets" as used by the Funds include markets designated "frontier markets" by the IFC. WANGER FOREIGN FORTY does not intend to invest more than 5% of its total assets in those countries included in the "emerging markets" or "frontier markets" categories.


         The securities markets of emerging markets are substantially smaller, less developed, less liquid, and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States. There also may be a lower level of monitoring and regulation of emerging markets of traders, insiders, and investors. Enforcement of existing regulations has been extremely limited.

         WANGER TWENTY usually limits its investments in foreign companies to those whose operations are primarily in the U.S.

         The Funds may invest in securities of foreign issuers directly or in the form of American Depositary Receipts (ADRs), European Depositary Receipts
(EDRs), Global Depositary Receipts (GDRs) or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts that may trade in U.S. or non-U.S. markets. The Funds may invest in sponsored or unsponsored depositary receipts. Generally ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets.

         The Funds may invest in both "sponsored" and "unsponsored" depositary receipts. In a sponsored depositary receipt, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to receipt holders. An unsponsored depositary receipt is created independently of the issuer of the underlying security. The receipt holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications. Therefore, in the case of an unsponsored depositary receipt, a Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored depositary receipt. None of the Funds expects to invest 5% or more of its total assets in unsponsored depositary receipts.

         The Funds' investment performance is affected by the strength or weakness of the U.S. dollar against the currencies of the foreign markets in which its securities trade or in which they are denominated. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under "Currency Exchange Transactions," below.)

         Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign subcustodial arrangements. In addition, the costs of investing in foreign securities are higher than the costs of investing in U.S. securities.

         Although the Funds try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure, or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social, or diplomatic developments that could affect investment in these nations.

CURRENCY EXCHANGE TRANSACTIONS
         The Funds may enter into currency exchange transactions. A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

         Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. The Funds' currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under "Synthetic Foreign Money Market Positions." Transaction hedging is the purchase or sale of a forward contract with respect to specific payables or receivables of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. When a Fund owns or anticipates owning securities in countries whose currencies are linked, WAM may aggregate such positions as to the currency hedged.

         If a Fund enters into a forward contract hedging an anticipated purchase of portfolio securities, assets of the Fund having a value at least as great as the Fund's commitment under such forward contract will be segregated on the books of the Fund while the contract is outstanding.

         At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.


         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency that Fund is obligated to deliver.


         If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.


         SYNTHETIC FOREIGN MONEY MARKET POSITIONS. The Funds may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, the Funds may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency (generally U.S. dollars) and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign money market instruments. The results of a direct investment in a foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical, because the components of the alternative investments would not be identical. Except to the extent a synthetic foreign money market position consists of a money market instrument denominated in a foreign currency, the synthetic foreign money market position shall not be deemed a "foreign security" for purposes of the policies that, under normal conditions, WANGER U.S. SMALL CAP will not invest more than 35% of its total assets in foreign securities, WANGER TWENTY will not invest more than 15% of its total assets in foreign securities, WANGER INTERNATIONAL SMALL CAP will generally invest at least 65% of its total assets in foreign securities and WANGER FOREIGN FORTY will generally invest at least 85% of its total assets in foreign securities.


OPTIONS AND FUTURES
         The Funds may purchase and write both call options and put options on securities and on indexes, enter into interest rate and index futures contracts, and may purchase or sell options on such futures contracts ("futures options") in order to provide additional revenue, or to hedge against changes in security prices or interest rates. A Fund may also use other types of options, futures contracts and futures options currently traded or subsequently developed and traded, provided the board of trustees determines that their use is consistent with the Fund's investment objective.


         OPTIONS. An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.


         A Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional consideration (or, if additional consideration is required, assets having a value at least equal to that amount are segregated on the books of the Fund) upon conversion or exchange of other securities held in its portfolio.

         If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

         A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         A put or call option purchased by a Fund is an asset of that Fund and is valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. An option purchased or written is "marked-to-market" daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

         OTC DERIVATIVES. The Funds may buy and sell over-the-counter ("OTC") derivatives (derivatives not traded on exchanges). Unlike exchange-traded derivatives, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC derivatives generally are established through negotiation with the other party to the contract. While this type of arrangement allows a Fund greater flexibility to tailor an instrument to its needs, OTC derivatives generally involve greater credit risk than exchange-traded derivatives, which are guaranteed by the clearing organization of the exchanges where they are traded. Each Fund will limit its investments so that no more than 5% of its total assets will be placed at risk in the use of OTC derivatives. See "Illiquid and Restricted Securities" below for more information on the risks associated with investing in OTC derivatives.


         RISKS ASSOCIATED WITH OPTIONS. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, a Fund foregoes, during the option's life, the opportunity to profit from currency appreciation.

         If trading were suspended in an option purchased or written by a Fund, it would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may use interest rate futures contracts and index futures contracts. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index 1 at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index; the Value Line Composite Index; the Russell 2000 Index; and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds; U.S. Treasury notes; Eurodollar certificates of deposit; and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.


---------------------------

1 A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

         The Funds may purchase and write call and put options on futures. Options on futures possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         To the extent required by regulatory authorities having jurisdiction over the Funds, each Fund will limit its use of futures contracts and futures options to hedging transactions. For example, a Fund might use futures contracts to hedge against fluctuations in the general level of stock prices, anticipated changes in interest rates, or currency fluctuations that might adversely affect either the value of its securities or the price of the securities that the Fund intends to purchase. A Fund's hedging may include sales of futures contracts as an offset against the effect of expected declines in stock prices or currency exchange rates or increases in interest rates and purchases of futures contracts as an offset against the effect of expected increases in stock prices or currency exchange rates or declines in interest rates. Although other techniques could be used to reduce the Fund's exposure to stock price, interest rate, and currency fluctuations, a Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The success of any hedging technique depends on WAM's ability to correctly predict changes in the level and direction of stock prices, interest rates, currency exchange rates, and other factors. Should those predictions be incorrect, the Fund's return might have been better had hedging not been attempted; however, in the absence of the ability to hedge, WAM might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.


         When a purchase or sale of a futures contract is made by a Fund, it is required to deposit with its custodian or broker a specified amount of cash or U.S. government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is generally set by the exchange on which the contract is traded; however, the margin requirement may be modified during the term of the contract, and the Fund's broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds expect to earn interest income on their initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had been offset at the close of the previous day. In computing daily NAV, the Funds will mark-to-market their open futures positions.


         The Funds are also required to deposit and maintain margin with respect to put and call options on futures contracts they write. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Funds.

         Although some futures contracts require making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

         RISKS ASSOCIATED WITH FUTURES. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options, and the related securities, including technical influences in futures and futures options trading and differences between a Fund's investments being hedged and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issues and the weighting of each issue, may differ from the composition of a Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in a Fund's portfolio. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary (liquid) market will develop or continue to exist.

         LIMITATIONS ON OPTIONS AND FUTURES. A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," 2 would exceed 5% of the Fund's total assets.


         When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain with its custodian or broker readily-marketable securities having a fair market value (including any margin) at least equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian or broker readily-marketable securities having a fair market value (including any margin) at least equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.


         A Fund may not maintain open short positions in futures contracts, call options written on futures contracts, or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent a Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.


         In order to comply with Commodity Futures Trading Commission Regulation
4.5 and thereby avoid being deemed a "commodity pool," the "underlying commodity value" of each long position in a commodity contract in which a Fund invests will not at any time exceed the sum of:



---------------------------

2 A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

         (1) the value of short-term U.S. debt obligations or other U.S. dollar denominated high-quality short-term money market instruments and cash set aside in an identifiable manner, plus any funds deposited as margin on the contract;

         (2)   unrealized appreciation on the contract held by the broker; and

         (3) cash proceeds from existing investments due in not more than 30 days.


         "Underlying commodity value" means the size of the contract multiplied by the daily settlement price of the contract.

         TAXATION OF OPTIONS AND FUTURES. If a Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by the Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

         If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

         Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund is in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

         If a Fund writes an equity call option3 other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

         A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.




---------------------------

3 An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).

         For federal income tax purposes, the Funds generally are required to recognize for each taxable year their net unrealized gains and losses as of the end of the year on futures, futures options, and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of the hedged securities.


         If a Fund were to enter into a short index future, short index futures option, or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions may be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

         The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or "offsetting notional principal contracts" (as defined by the Act) with respect to, or futures or "forward contracts" (as defined by the Act) with respect to, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

         In order for each Fund to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

         Each Fund intends to distribute to shareholders annually any capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions, together with gains on other Fund investments, to the extent such gains exceed recognized capital losses and any net capital loss carryovers of the Fund. Shareholders will be advised of the nature of such capital gain distributions. For further information, see the discussion under "Additional Tax Information."


         SWAP AGREEMENTS. A swap agreement is generally individually negotiated and structured to include exposure to one or more of a variety of different types of investments or market factors. Depending on its structure, a swap agreement may increase or decrease a Fund's exposure to changes in the value of an index of securities in which the Fund might invest, the value of a particular security or group of securities, or foreign currency values. Swap agreements can take many different forms and are known by a variety of names. A Fund may enter into any form of swap agreement if WAM determines it is consistent with its investment objective and policies, but each Fund will limit its use of swap agreements so that no more than 5% of its total assets will be invested in such agreements.


         A swap agreement tends to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agrees to exchange payments in dollars at a fixed rate for payments in a foreign currency the amount of which is determined by movements of a foreign securities index, the swap agreement would tend to increase the Fund's exposure to foreign stock market movements and foreign currencies. Depending on how it is used, a swap agreement may increase or decrease the overall volatility of a Fund's investments and its NAV.

         The performance of a swap agreement is determined by the change in the specific currency, market index, security, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in a loss. WAM expects to be able to eliminate each Fund's exposure under any swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

         Each Fund will segregate its assets to cover its current obligations under a swap agreement. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of its accumulated obligations under the swap agreement over the accumulated amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of its accumulated obligations under the agreement.

         SHORT SALES AGAINST THE BOX. Each Fund may make short sales of securities if, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short. This technique is called selling short "against the box." Although permitted by their investment restrictions, the Funds do not currently intend to sell securities short.


         In a short sale against the box, a Fund does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with its custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. Because the Fund ordinarily will want to continue to hold securities in its portfolio that are sold short, the Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.


         Short sales may protect a Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. A Fund will incur transaction costs in connection with short sales.

         In addition to enabling a Fund to hedge against market risk, short sales may afford the Fund an opportunity to earn additional current income to the extent the Fund is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund's short positions remain open.

         The Taxpayer Relief Act of 1997 imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or "offsetting notional principal contracts" (as defined by the Act) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales.

DEBT SECURITIES


         The Funds may invest in debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investor Services, Inc. ("Moody's"), commonly called "junk bonds"), and securities that are not rated. There are no restrictions as to the ratings of debt securities acquired by the Funds or the portion of each Fund's assets that may be invested in debt securities in a particular ratings category. No Fund intends to invest more than 20% of its total assets in debt securities nor more than 5% of its total assets in securities rated at or lower than the lowest investment grade.


         Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, the junk bond market may be severely disrupted, and issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

         Medium- and lower-quality debt securities may be less marketable than higher quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. See "Purchasing and Redeeming Shares." The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions. A more complete description of the characteristics of bonds in each ratings category is included in the appendix to this SAI.


ILLIQUID AND RESTRICTED SECURITIES
         No Fund may invest in illiquid securities, including restricted securities and OTC derivatives, if as a result, they would comprise more than 15% of the value of its net assets. An illiquid security generally is one that cannot be sold in the ordinary course of business within seven days at substantially the value assigned to it in calculations of a Fund's net asset value. Repurchase agreements maturing in more than seven days, OTC derivatives and restricted securities are generally illiquid; other types of investments may also be illiquid from time to time. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, that Fund will take appropriate steps to protect liquidity. Illiquid securities are priced at a fair value determined in good faith by the board of trustees or its delegate.

         Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of

1933 (the "1933 Act"). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at a fair value as determined in good faith by the board of trustees or its delegate. None of the Funds will invest more than 15% of its total assets (valued at the time of investment) in restricted securities.


         Notwithstanding the above, a Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the 1933 Act. WAM, under the supervision of the board of trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to each Fund's restriction of investing no more than 15% of the value of its assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination WAM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, WAM could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that it does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.


REPURCHASE AGREEMENTS
         Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, the Funds will enter into repurchase agreements only with banks and dealers WAM believes present minimal credit risks in accordance with guidelines approved by the board of trustees. WAM will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, WAM's prior dealings with the institution, any rating of the institution's senior long-term debt by independent rating agencies, and other relevant factors.


         A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on the Fund's ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral. Under normal circumstances, no Fund intends to invest more than 5% of its total assets in repurchase agreements.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES; REVERSE REPURCHASE AGREEMENTS
         A Fund may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if WAM deems it advisable for investment reasons. A Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed delivery basis.

         A Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.


         At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by its custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by the Fund, may increase NAV fluctuation. The Funds have no present intention of investing in reverse repurchase agreements.


TEMPORARY STRATEGIES
         The Funds have the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, WAM may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, each Fund temporarily may hold cash (U.S. dollars, foreign currencies, multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars. It is impossible to predict whether, when, or for how long a Fund might employ defensive strategies.

         In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and may invest any portion of its assets in money market instruments.

PORTFOLIO TURNOVER


         Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. The portfolio turnover rate for WANGER U.S. SMALL CAP is not expected to exceed 50% under normal market conditions. The portfolio turnover rates of WANGER INTERNATIONAL SMALL CAP, WANGER TWENTY and WANGER FOREIGN FORTY are likely to be greater than 50% but, under normal market conditions, are expected to be no more than about 115%. A high rate of portfolio turnover, if it should occur, would result in increased transaction expenses which must be borne by the Funds. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.


LINE OF CREDIT


         The Trust maintains a line of credit with a group of banks to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Any borrowings under that line of credit by the Funds would be subject to the Funds' restrictions on borrowing under "Investment Restrictions," below.


INVESTMENT RESTRICTIONS


In pursuing their investment objectives, WANGER U.S. SMALL CAP and WANGER INTERNATIONAL SMALL CAP each will not:

         1. With respect to 75% of the value of the Fund's total assets, invest more than 5% of its total assets (valued at the time of investment) in securities of a single issuer, except securities issued or guaranteed by the government of the U.S., or any of its agencies or instrumentalities;

         2. Acquire securities of any one issuer that at the time of investment
         (a) represent more than 10% of the voting securities of the issuer or
         (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

         3. Invest more than 25% of its assets (valued at the time of investment) in securities of companies in any one industry;

         4. Make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions,
         (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);4

         5. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund's total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures;5


         6. Underwrite the distribution of securities of other issuers; however, the Fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale; but the Fund will limit its total investment in restricted securities and in other securities for which there is no ready market, including repurchase agreements maturing in more than seven days, to not more than 15% of its net assets at the time of acquisition;

         7. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

         8. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

         9. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

         10. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

Restrictions 1 through 10 above are "fundamental," which means that they cannot be changed without the approval of the lesser of (i) 67% of the Fund's shares present at a meeting if more than 50% of the shares outstanding are present or
(ii) more than 50% of the Fund's outstanding shares.



---------------------------

4     The Funds have no present intention of lending their portfolio securities.

---------------------------

5 State insurance laws currently restrict a Fund's borrowings to facilitate redemptions to no more than 25% of the Fund's net assets.

In addition, each Fund is subject to a number of restrictions that may be changed by the Board of Trustees without shareholder approval. Under those non-fundamental restrictions, each Fund will not:

         (a) Invest in companies for the purpose of management or the exercise of control;

         (b) Acquire securities of other registered investment companies except in compliance with the Investment Company Act of 1940 and applicable state law;

         (c) Pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with short sales, options, futures and options on futures;

         (d) Sell securities short or maintain a short position.

         In pursuing their investment objectives, WANGER TWENTY and WANGER FOREIGN FORTY each will not:

         1. Acquire securities of any one issuer, which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

         2. With respect to 50% of its total assets, purchase the securities of any issuer (other than cash items and U.S. government securities and securities of other investment companies) if such purchase would cause the Fund's holdings of that issuer to exceed more than 5% of the Fund's total assets;

         3. Invest more than 25% of its total assets in a single issuer (other than U.S. government securities);

         4. Invest more than 25% of its total assets in the securities of companies in a single industry (excluding U.S. government securities);

         5. Make loans, but this restriction shall not prevent the Fund from (a) investing in debt securities, (b) investing in repurchase agreements, or (c) lending its portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

         6. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund's total assets at the time of borrowing, and (b) in connection with transactions in options, futures, and options on futures;

         7. Underwrite the distribution of securities of other issuers; however, the Fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the

         Fund could be regarded as an underwriter as defined by that act with respect to such resale;

         8. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

         9. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) foreign currency contracts;

         10. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures, and options on futures;

         11. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.


         The above restrictions for each Fund are "fundamental," which means that they cannot be changed without the approval of the lesser of (i) 67% of each Fund's shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of each Fund's outstanding shares.


         In addition, the Funds are subject to a number of restrictions that may be changed by the board of trustees without shareholder approval. Under those non-fundamental restrictions, neither Fund will:

         (a) Invest in companies for the purpose of management or the exercise of control;

         (b) Acquire securities of other registered investment companies except in compliance with the Investment Company Act of 1940;

         (c) Invest more than 15% of its net assets (valued at time of investment) in illiquid securities, including repurchase agreements maturing in more than seven days;

         (d) Pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with short sales, options, futures, and options on futures;

         (e) Make short sales of securities unless the Fund owns at least an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into at least an equal amount of such securities;

         (f) [WANGER TWENTY only] Invest more than 15% of its total assets in the securities of foreign issuers.

         (g) [WANGER FOREIGN FORTY only] Invest more than 15% of its total assets in securities of United States issuers, under normal market conditions.

         Notwithstanding the foregoing investment restrictions, any Fund may purchase securities pursuant to the exercise of subscription rights, provided that such purchase will not result in the Fund's ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of the Fund's portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

In addition, pursuant to state insurance laws, each Fund is subject to the following guidelines, which may also be changed by the Trustees:

         (a) Each Fund will be invested in a minimum of five different foreign countries at all times, except that this minimum is reduced to four when foreign country investments comprise less than 80% of the value of the Fund's net assets; to three when less than 60% of such value; to two when less than 40%; and to one when less than 20%.

         (b) Each Fund will have no more than 20% of its net assets invested in securities of issuers located in any one country; except that a Fund may have an additional 15% of its net assets invested in securities of issuers located in any one of the following countries: Australia; Canada; France; Japan; the United Kingdom; or Germany.

         (c) A Fund may not acquire the securities of any issuer if, as a result of such investment, more than 10% of the Fund's total assets would be invested in the securities of any one issuer, except that this restriction shall not apply to U.S. Government securities or foreign government securities; and the Fund will not invest in a security if, as a result of such investment, it would hold more than 10% of the outstanding voting securities of any one issuer.

         (d) Each Fund may borrow no more than 10% of the value of its net assets when borrowing for any general purpose and 25% of net assets when borrowing as a temporary measure to facilitate redemptions.

                             PERFORMANCE INFORMATION

         From time to time the Funds may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in shares of the Fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period.

         Average Annual Total Return is computed as follows:

                   ERV = P(1+T)n


         Where: P = the amount of an assumed initial investment in shares of a fund T = average annual total return n = number of years from initial investment to the end of the period ERV = ending redeemable value of shares held at the end of the period

         For example, the Total Return and Average Total Return on a $1,000 investment in the Funds for the following periods ended December 31, 1999 were:


         WANGER U.S. SMALL CAP
         ---------------------                                                                   Average Annual
                                                                          Total Return            Total Return
                                                                          ------------           --------------


         1 year................................................               25.06%                25.06%
         3 year................................................               75.89%                20.71%
         Life of Fund (inception 5/3/95).......................              199.09%                26.44%


         WANGER INTERNATIONAL SMALL CAP
         ------------------------------                                                          Average Annual
                                                                          Total Return            Total Return
                                                                          ------------           --------------


         1 year.............................................................  126.37%              126.37%
         3 year.............................................................  159.49%               37.42%
         Life of Fund (inception 5/3/95)......................                360.72%               38.70%


         WANGER TWENTY
         -------------                                                                           Average Annual
                                                                          Total Return            Total Return
                                                                          ------------           --------------


         Life of Fund (inception 2/1/99).......................               34.30%                   N/A


         WANGER FOREIGN FORTY
         --------------------                                                                    Average Annual
                                                                          Total Return            Total Return
                                                                          ------------           --------------


         Life of Fund (inception 2/1/99).......................               83.90%                   N/A



         The Funds impose no sales charges and pay no distribution expenses. Income taxes are not taken into account. Performance figures quoted by the Funds are not necessarily indicative of future results. Each Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information about past performance is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. Fund performance figures do not reflect expenses of the separate accounts of the Life Companies, expenses imposed under the Variable Contracts, or expenses imposed by Retirement Plans.


         In advertising and sales literature, a Fund's performance may be compared with those of market indexes and other mutual funds. In addition to the performance information described above, the Fund might use comparative performance as computed in a ranking or rating determined by Lipper, Inc., an independent service that monitors the performance of over 1,000 mutual funds, Morningstar, Incorporated, or another service.

         The Funds [that have been in operation at least three years] may also use statistics to indicate volatility or risk. The premise of each of these measures is that greater volatility connotes greater risk undertaken in achieving performance. The Funds may quote the following measures of volatility:

         Beta. Beta is the volatility of a fund's total return relative to the movements of a benchmark index. A beta greater than one indicates volatility greater than the index, and a beta of less than one indicates a volatility less than the index.

         R-squared. R-squared reflects the percentage of a fund's price movements that are explained by movements in the benchmark index. An R-squared of 1.00 indicates that all movements of a fund's price are completely explained by movements in the index. Generally, a higher R-squared will indicate a more reliable beta figure.

         Alpha. Alpha is a measure used to discuss a fund's relative performance. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return of a fund is based on how historical movements of the benchmark index and historical performance of a fund compare to the benchmark index. The expected return is computed by multiplying the advance or decline in a market represented by a fund's beta. A positive alpha quantifies the value that a fund manager has added and a negative alpha quantifies the value that a fund manager has lost.

         Standard deviation. Standard deviation quantifies the volatility in the returns of a Fund by measuring the amount of variation in the group of returns that make up a Fund's average return. Standard deviation is generally calculated over a three or five year period using monthly returns and modified to present an annualized standard deviation.

         Sharpe ratio. A Fund's Sharpe ratio quantifies its total return in excess of the return of a guaranteed investment (90 day U.S. treasury bills), relative to its volatility as measured by its standard deviation. The higher a Fund's Sharpe ratio, the better a Fund's returns have been relative to the amount of investment risk it has taken.

         Beta and R-squared are calculated by performing a least squares linear regression using three years of monthly total return figures for each portfolio and benchmark combination. Alpha is calculated by taking the difference between the average monthly portfolio return and the beta-adjusted average monthly benchmark return. The result of this calculation is then geometrically annualized.



As of December 31, 1999, some statistics for the Funds are as follows:

                                                R2         Beta       Alpha


         WANGER U.S. SMALL CAP

                           vs. S&P 500          .56        .80        -0.16%
                           vs. Russell 2000     .84        .78         9.55%

         WANGER INTERNATIONAL SMALL CAP

                           vs. EMI Ex U.S.      .61        1.37       25.89%
                           vs. EAFE             .51        1.08       19.11%


Other measures of volatility and relative performance may be used as appropriate. All such measures will fluctuate and do not represent future results.

         The Funds may note their mention or recognition in newsletters, newspapers, magazines, or other media. Portfolio managers and other members of WAM's staff may make presentations at conferences or trade shows, appear on television or radio programs, or conduct or participate in telephone conference calls, and the Funds may announce those presentations, appearances or calls to some or all shareholders, or to potential investors in the Funds. Biographical and other information about a Fund's portfolio manager, including information about awards received by that portfolio manager or mentions of the manager in the media, may also be described or quoted in Fund advertisements or sales literature.

         The following are some benchmark indices utilized by the Funds: Salomon Smith Barney Extended Market Index ("EMI"), an index of the bottom 20% of institutionally investable capital of countries, selected by SSB, excluding the U.S.; the Salomon Smith Barney World ex-U.S. Cap Range $2-$10 billion Index is the $2 to $10 billion (U.S.) subset of SSB's Broad Market Index, which represents a mid cap developed market index, excluding the U.S.; Morgan Stanley's Europe, Australasia Far East Index ("EAFE"), an index of companies throughout the world in proportion to world stock market capitalizations, excluding the U.S. and Canada; the Standard & Poor's 500 Stock Index ("S&P 500"), a broad, market-weighted average of U.S. blue-chip companies; the Standard & Poor's MidCap 400 ("S&P 400"), also a broad, market-weighted average of U.S. companies in the next tier down in size from the S&P 500; and the Russell 2000 Index, an index formed by taking the 3,000 largest U.S. companies and eliminating the largest 1,000, leaving an unweighted index of 2000 small companies. All indexes are unmanaged and include reinvested dividends.

         The Funds may also compare their performance to the performance of groups of mutual funds, including Lipper Averages and Indexes. Each Lipper Average is the mean return of all mutual funds tracked by Lipper, Inc. in that category, which generally will include the Fund making the comparison. Lipper Indexes measure the performance of the largest funds tracked by Lipper in a designated category.

                               INVESTMENT ADVISER


         The Funds' investment adviser, Wanger Asset Management, L.P. ("WAM"), serves as the investment adviser for the Funds and for other institutional accounts. As of the date of this SAI, WAM has approximately $9 billion under management, including the Funds. WAM is a limited partnership managed by its general partner, Wanger Asset Management, Ltd. ("WAM Ltd."), whose stockholders are Ralph Wanger, Charles P. McQuaid, Leah J. Zell, Marcel P. Houtzager, Robert
A. Mohn, John H. Park, Margaret M. Forster, Roger Edgely, Bruce H. Lauer, and Peter Zaldivar. Ralph Wanger is the president of WAM Ltd. On matters submitted to the shareholders of WAM Ltd., each shareholder has one vote (or a lesser vote in the case of new shareholders). With certain exceptions (including for extraordinary transactions, for which Mr. Wanger's consent is required), decisions are made by majority vote. WAM commenced operations in 1992.

         WAM furnishes continuing investment supervision to the Funds under investment advisory agreements (the "Agreements") and is responsible for overall management of the Funds' business affairs. It furnishes office space, equipment and personnel to the Funds and assumes the expenses of printing and distributing the Funds' prospectus and reports to prospective investors. The Agreements for WANGER U.S. SMALL CAP and WANGER INTERNATIONAL SMALL CAP will continue in effect as to each of the Funds through December 31, 2000, and thereafter from year to year so long as its continuance is approved at least annually by (i) the board of trustees of the Trust or by the holders of a majority of each Fund's outstanding voting securities as defined by the Investment Company Act of 1940 and (ii) a majority of the members of the Trust's board of trustees who are not otherwise affiliated with the Trust or WAM, cast in person at a meeting called for that purpose. The Agreement for WANGER TWENTY and WANGER FOREIGN FORTY will continue in effect as to each of the Funds through December 31, 2001, and thereafter from year to year so long as its continuance is approved at least annually by (i) the board of trustees of the Trust or by the holders of a majority of each Fund's outstanding voting securities as defined by the Investment Company Act of 1940 and (ii) a majority of the members of the Trust's board of trustees who are not otherwise affiliated with the Trust or WAM, cast in person at a meeting called for that purpose. Any amendment to the Agreements must be approved in the same manner. The Agreements may be terminated as to any Fund without penalty by the vote of the board of trustees of the Trust or the shareholders of that Fund (by a majority as defined in the 1940 Act) on 60 days' written notice to WAM or by WAM on 60 days' notice to the Fund, and will terminate automatically in the event of assignment.

         The advisory fees the Funds pay to WAM are calculated daily and paid monthly, at the following annual rates:




         WANGER U.S. SMALL CAP

                           Average Daily Net Assets             Rate of Fee
                           ------------------------             -----------
                           First $100 million                      1.00%
                           $100 million to $250 million            0.95%
                           In excess of $250 million               0.90%

         WANGER INTERNATIONAL SMALL CAP

                           Average Daily Net Assets             Rate of Fee
                           ------------------------             -----------
                           First $100 million                      1.30%
                           $100 million to $250 million            1.20%
                           In excess of $250 million               1.10%

         WANGER TWENTY

                                                                Rate of Fee
                                                                -----------
                                                                   0.95%


         WANGER FOREIGN FORTY

                                                                Rate of Fee
                                                                -----------
                                                                   1.00%

WAM has undertaken to reimburse WANGER TWENTY and WANGER FOREIGN FORTY to the extent their ordinary operating expenses exceed 1.35% and 1.45%, respectively of its average annual net assets. These expense limitation undertakings are voluntary and may be terminated by either WAM or the Trust on 30 days' written notice to the other.

The advisory fees paid by each Fund for the fiscal years ended December 31, 1999, 1998 and 1997 were as follows:



               FUND                          1999                     1998                       1997
----------------------------------- ------------------------ ------------------------ ----------------------------


Wanger U.S. Small Cap                     $3,172,578               $2,972,442                 $1,960,795

Wanger International Small Cap            $2,231,975               $1,751,136                 $1,528,703

Wanger Twenty
          Gross advisory fee                 $35,044                  ----                       ----
          Exp. Reimb.                        (26,027)
                                         ------------
          Net advisory fee                     9,017

Wanger Foreign Forty
          Gross advisory fee                 $19,994                  ----                       ----
          Exp. Reimb.                        (37,004)
                                         ------------
          Net advisory fee                  (17,010)



         The Funds pay the cost of custodial, stock transfer, dividend disbursing, audit and legal services, and membership in trade organizations. They also pay other expenses such as the cost of maintaining the registration of their shares under federal law, complying with state securities laws, proxy solicitations, printing and distributing notices and copies of the prospectus and shareholder reports furnished to existing shareholders, taxes, insurance premiums, and the fees of trustees not affiliated with WAM.

                                   DISTRIBUTOR


         Shares of each Fund are distributed by WAM Brokerage Services, L.L.C. ("WAM BD") under a Distribution Agreement as described in the prospectus dated May 1, 2000, which is incorporated herein by reference. The Distribution Agreement continues in effect from year to year, provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the Trust, and (ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. Shares of the Funds are offered for sale through WAM BD on a best efforts basis without any sales commission or charges to the Funds or Life Companies or Retirement Plans purchasing Fund shares. However, each Variable Contract imposes its own charges and fees on owners of Variable Contracts and Retirement Plans and may impose such charges on participants in a Retirement Plan.


         The Trust has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and in compliance with state securities laws. WAM bears all sales and promotional expenses, other than those borne by a Life Company or Retirement Plan. WAM BD is located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

                                    THE TRUST

         The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust dated August 30, 1994. The Agreement and Declaration of Trust may be amended by a vote of either the Trust's shareholders or its Trustees. The Trust may issue an unlimited number of shares, in one or more series as the Board of Trustees may authorize. Any such series of shares may be further divided, without shareholder approval, into two or more classes of shares having such preferences or special or relative rights or privileges as the Trustees may determine. The shares of the Funds are not currently divided into classes. The board of trustees may authorize the issuance of additional series if deemed advisable, each with its own investment objective, policies, and restrictions. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights.

         On any matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual series except that shares are voted by individual series when required by the Investment Company Act of 1940 or other applicable law, or when the board of trustees determines that the matter affects only the interests of one series, in which case shareholders of the unaffected series are not entitled to vote on such matters. All shares of the Trust are voted together in the election of trustees. Shares do not have cumulative voting rights; accordingly, shareholders controlling voting interests of more than 50% of shares of the Funds voting for the election of trustees could elect all of the trustees if they chose to do so, and in such event, shareholders controlling voting interests of the remaining shares would not be able to elect any trustees.

         Shareholder rights regarding voting are described in the prospectus. These voting rights are based on applicable federal and state laws. To the extent that changes in such laws or regulations thereunder or interpretations thereof eliminate the necessity to submit any such matters to a shareholder vote, or otherwise restrict or limit such voting rights, the Trust reserves the right to act in any manner permitted by such changes.

         The Trust's Declaration of Trust disclaims liability of the shareholders, trustees, and officers of the Trust for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the board of trustees. The Declaration of Trust provides for indemnification out of the Trust's assets for all losses or expenses of any shareholder held personally liable for the obligations of the Trust. Thus, although shareholders of a business trust may, under certain circumstances, be held personally liable under Massachusetts law for the obligations of the trust, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The risk to any one series of sustaining a loss on account of liabilities incurred by another series is also believed to be remote.

                   TRUSTEES AND OFFICERS; CERTAIN SHAREHOLDERS

         The board of trustees has overall responsibility for the Trust's and the Funds' affairs. The trustees have general oversight responsibility for the Funds' operations. The trustees and officers of the Trust (including their dates of birth and their principal business activities during the past five years are) are listed below in alphabetical order:



                             POSITION(S)
        NAME AND              HELD WITH
      DATE OF BIRTH           THE FUNDS                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
      -------------         -------------                 ----------------------------------------------


Fred D. Hasselbring        Trustee          Retail industry and general business computer systems consultant; director
8/14/1941                                   and executive administrator, The Malachi Corp., Inc. (a non-profit corporation).

Charles P. McQuaid         Trustee and      Principal and director of research, Wanger Asset Management, L.P. since
8/27/1953                  senior vice      July 1992; trustee and senior vice president, Acorn Investment Trust;
                           president*       co-portfolio manager, Acorn Fund.

P. Michael Phelps          Trustee          Retired since January 31, 1998; prior thereto, vice president and
9/19/1933                                   corporate secretary, Morton International, Inc.

Ralph Wanger               Trustee and      Director, Wanger Investment Company plc; principal and portfolio manager,
6/21/1934                  president*       Wanger Asset Management, L.P. since July 1992; trustee and president,
                                            Acorn Investment Trust.

Patricia H. Werhane        Trustee          Ruffin Professor of Business Ethics, Darden Graduate School of Business
9/20/1935                                   Administration, University of Virginia, 1993 - present.

Marcel P. Houtzager        Vice president   Principal (since 1995), analyst and portfolio manager (since 1992), Wanger
10/26/1960                                  Asset Management, L.P.; chief financial officer and compliance officer,
                                            Wanger Asset Management, L.P. (since April 2000).

Kenneth A. Kalina          Assistant        Fund controller, Wanger Asset Management, L.P., since September 1995;
8/4/1959                   treasurer        assistant treasurer, Acorn Investment Trust; prior thereto, treasurer of the Stein Roe Mutual Funds.

Bruce H. Lauer             Vice             Principal (since January 1, 2000) and chief operating officer (since April
7/22/1957                  president,       1995), Wanger Asset Management, L.P., vice president, treasurer and
                           assistant        assistant secretary, Acorn Investment Trust; director, Wanger Investment
                           secretary and    Company plc and New Americas Small Cap Fund; prior thereto, first vice
                           treasurer        president, investment accounting, Kemper Financial Services, Inc.

Robert A. Mohn             Vice president   Principal (since 1995), analyst and portfolio manager (since August 1992),
9/13/1961                                   Wanger Asset Management, L.P.; vice president, Acorn Investment Trust.

John H. Park               Vice president   Principal (since 1998), analyst and portfolio manager (since July 1993),
5/30/1967                                   Wanger Asset Management, L.P.; vice president, Acorn Investment Trust.

Peter A. Zaldivar          Vice president   Analyst and portfolio manager, Wanger Asset Management, L.P., since 1996;
5/26/1967                                   prior thereto, vice president and portfolio manager, Lord Asset Management.

                                       32


                             POSITION(S)
        NAME AND              HELD WITH
      DATE OF BIRTH           THE FUNDS                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
      -------------         -------------                 ----------------------------------------------


Leah J. Zell               Vice president   Principal, analyst, and portfolio manager, Wanger Asset Management, L.P.,
5/23/1949                                   since July 1992; vice president, Acorn Investment Trust; managing director and member of trust committee, Chai Trust Company.

Roger D. Edgely            Vice president   Vice president, Acorn Investment Trust; principal (since January 1, 2000)
4/18/1955                                   and analyst (since 1994), Wanger Asset Management L.P.; director of international research, Wanger Asset Management, L.P., since 1998;
                                            co-portfolio manager, Wanger Foreign Forty since December 1999; prior thereto, analyst, Crosby Securities.

Steven A. Radis            Secretary        Chief Marketing Officer and Managing Director, Wanger Asset Management,
8/24/1962                                   L.P., since April 1999; prior thereto, Vice President of Corporate and
                                            Marketing Communications, Zurich Kemper Life, January 1998 to March
                                            1999, and First Vice President Corporate Communications, Zurich
                                            Kemper Life, January 1987 to December 1997.


         *Messrs. McQuaid and Wanger are Trustees who are "interested persons" of the Trust as defined in the Investment Company Act of 1940, and of WAM.
Mr. Wanger and Ms. Zell are married to each other.

         Messrs. McQuaid, Phelps and Wanger are members of the Executive Committee, which has authority during intervals between meetings of the Board of Trustees to exercise the powers of the board, with certain exceptions. Messrs. Hasselbring, Phelps and Ms. Werhane are members of the Audit Committee, which has the authority to make recommendations to the Board of Trustees regarding the selection of independent auditors for the Trust and to confer with the independent auditors regarding the scope and results of each audit.

         The address for Messrs. Wanger, McQuaid, Edgely, Houtzager, Kalina, Lauer, Mohn, Park, Radis, Zaldivar and Ms. Zell is Wanger Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The address for Mr. Hasselbring is One Wheaton Center, Suite 1802, Wheaton, IL 60187. The address for Mr. Phelps is 222 E. Chestnut Street, Apt. 10-B, Chicago, IL 60611. The address for Ms. Werhane is 104 Falcon Drive, Charlottesville, VA 22901.




         At March 31, 2000, the trustees and officers as a group owned beneficially less than 1% of the outstanding shares of WANGER U.S. SMALL CAP and WANGER INTERNATIONAL SMALL CAP. At March 31, 2000, the trustees and officers as a group owned beneficially 2.33% of the outstanding shares of WANGER TWENTY and 4.55% of the outstanding shares of WANGER FOREIGN FORTY. At that date, Phoenix Home Life Mutual Insurance Company (and its affiliates), One American Row, Hartford, Connecticut 06102-5056, was the record holder of 7,799,432.640 shares (approximately 91.49% of the outstanding shares) of WANGER INTERNATIONAL SMALL CAP, 17,248,017.191 shares (approximately 92.43% of the outstanding shares) of WANGER U.S. SMALL CAP, 552,031.372 shares (approximately 95.64% of the outstanding shares) of WANGER TWENTY and 429,290.370 shares (approximately 92.57% of the outstanding shares) of WANGER FOREIGN FORTY all of which are beneficially owned by Variable Contract owners. At March 31, 2000, American Express Financial Advisors, IDS Tower 10, Minneapolis, MN 55440, was the record holder of 1,006,692.469 shares (approximately 5.39% of the outstanding shares) of WANGER U.S. SMALL CAP and 471,055.687 shares (approximately 5.53% of the outstanding shares) of WANGER INTERNATIONAL SMALL CAP.

         The following table shows compensation paid by the Trust during the fiscal year ended December 31, 1999 to each Trustee of the Trust who is not an "interested person" of the Trust or of WAM. The Trust does not pay compensation to its officers or to Trustees who are "interested persons." The Trust does not offer any pension or retirement benefits to its trustees.


                                                                              AGGREGATE        TOTAL
                               AGGREGATE      AGGREGATE       AGGREGATE      COMP. FROM        COMP.
                                 COMP.          COMP.         COMP. FROM       WANGER           FROM
                               FROM U.S.      FROM INT.         WANGER        FOREIGN           FUND
  NAME OF TRUSTEE              SMALL CAP      SMALL CAP         TWENTY+        FORTY+         COMPLEX
  --------------------------- ------------- --------------- --------------- -------------- ---------------


  Fred D. Hasselbring           $10,135         $5,547           $80             $38          $15,800
  Charles P. McQuaid               0              0               0               0              0
  P. Michael Phelps             $10,135         $5,547           $80             $38          $15,800
  Ralph Wanger                     0              0               0               0              0
  Patricia H. Werhane           $10,135         $5,547           $80             $38          $15,800


+ For the period 2/1/99 (inception date) through 12/31/99.


                         PURCHASING AND REDEEMING SHARES

         Shares of the Funds may not be purchased or redeemed directly by individual Variable Contract owners or individual Retirement Plan participants. Purchases and redemptions are discussed in the prospectus.

         For purposes of computing the net asset value of a share of either Fund, a security traded on a securities exchange, or in an over-the-counter market in which transaction prices are reported, is generally valued at the last sale price at the time of valuation. A security for which there is no reported sale on the valuation date is generally valued at the mean of the latest bid and ask quotations or, if there is no ask quotation, at the most recent bid quotation. Securities for which quotations are not readily available, or for which the market quotation is determined not to represent a fair value, and any other assets are valued at a fair value as determined in good faith by the board of trustees. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the mean of the bid and offer prices of such currencies against U.S. dollars quoted by any major bank or dealer. If such quotations are not readily available, the rate of exchange will be determined in accordance with policies established in good faith by the board of trustees.

         Each Fund's net asset value is determined only on days on which the New York Stock Exchange ("NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.


         Trading in the portfolio securities of the Funds, particularly WANGER INTERNATIONAL SMALL CAP and WANGER FOREIGN FORTY, may take place in various foreign markets at certain times on certain days (such as Saturday) when the NYSE is not open for business and the Funds do not calculate their net asset values. Conversely, trading in the Funds' portfolio securities may not occur on days when the NYSE is open. Because of the differences in the days and times at which trading occurs in various markets, the calculation of net asset value does not take place contemporaneously with the determinations of the prices of many of the Funds' portfolio securities. The last sale price included in the calculation of a Fund's net asset value may be several hours old at the time when it is included in that calculation, which may have a significant effect on a Fund's net asset value.


         Computation of net asset value (and the sale and redemption of Fund shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or that exchange is closed for other than customary weekend and holiday closings,
(b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of the net assets of the Funds not reasonably practicable.

         The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-day period for any one shareholder. Redemptions in excess of the above amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in-kind of securities. If a redemption is made in kind, the redeeming shareholder would bear any transaction costs incurred in selling the securities received. The Agreement and Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the board of trustees.

                           ADDITIONAL TAX INFORMATION

         Shares of the Funds are offered to separate accounts of Life Companies that fund Variable Contracts and may be offered to certain Retirement Plans, which are pension plans and retirement arrangements and accounts permitting the accumulation of funds on a tax-deferred basis. See the disclosure documents for the Variable Contracts or the plan documents (including the summary plan description) for the Retirement Plans for a discussion of the special taxation of insurance companies with respect to the separate accounts and the Variable Contracts, and the holders thereof, or the special taxation of Retirement Plans and the participants therein.


         Each Fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") so as to avoid payment of federal income tax on its capital gains and net investment income currently distributed to its shareholders. In order to qualify for that treatment, each Fund must distribute to shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash or cash items, U.S. Government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Fund's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.


         As noted in the prospectus, each Fund must, and intends to, comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. Those requirements are different from the standards for regulated investment companies under Subchapter M of the Code. For information concerning the consequences of failure to meet the requirements of Section 817(h), see the prospectus for the Variable Contracts.

         The Funds will not be subject to the 4% federal excise tax imposed on RICs that do not distribute substantially all their income and gains each calendar year because that tax does not apply to a RIC whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity contracts and/or variable life insurance policies or Retirement Plans.

         The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Funds' activities, and this discussion and the discussion in the prospectuses and/or statements of additional information for variable contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the variable contracts and the holders thereof.

                             PORTFOLIO TRANSACTIONS

         Portfolio transactions of the Funds are placed with those securities brokers and dealers that WAM believes will provide the best value in transaction and research services for each Fund, either in a particular transaction or over a period of time. Although some transactions involve only brokerage services, many involve research services as well.

         In valuing brokerage services, WAM makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

         In valuing research services, WAM makes a judgment of the usefulness of research and other information provided to WAM by a broker in managing each Fund's investment portfolio. In some cases, the information, e.g., data or recommendations concerning particular securities, relates to the specific transaction placed with the broker, but for the greater part the research consists of a wide variety of information concerning companies, industries, investment strategy, and economic, financial, and political conditions and prospects, useful to WAM in advising that Fund.

         In some cases, a Fund may pay a higher commission to a broker that also provides research services to the Fund than it might have paid to a broker that does not provide such research services. The reasonableness of brokerage commissions paid by the Funds in relation to transaction and research services received is evaluated by WAM's staff on an ongoing basis. The general level of brokerage charges and other aspects of each Fund's portfolio transactions are reviewed periodically by the board of trustees.

         WAM is the principal source of information and advice to the Funds, and is responsible for making and initiating the execution of investment decisions by the Funds. However, the Board of Trustees recognizes that it is important for WAM, in performing its responsibilities to the Funds, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the Funds to take into account the value of the information received for use in advising the Funds. The extent, if any, to which the obtaining of such information may reduce WAM's expenses in providing management services to the Funds is not determinable. In addition, the Board of Trustees understands that other clients of WAM might benefit from the information obtained for the Funds, in the same manner that the Funds might benefit from information obtained by WAM in performing services to others.

         Transactions of the Funds in the over-the-counter market and the third market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.

         Brokerage commissions incurred by the Funds during the last three fiscal years, not including the gross underwriting spread on securities purchased in underwritten public offerings, were as follows:



                        FUND                            1999              1998               1997
     -------------------------------------------- ----------------- ------------------ ------------------


     Wanger U.S. Small Cap                                $208,460           $253,172           $249,054

                                       37

     Wanger International Small Cap                        787,215            518,766            647,529
     Wanger Twenty                                          15,056                N/A                N/A
     Wanger Foreign Forty                                   14,569                N/A                N/A


         The increase in the commissions paid by WANGER INTERNATIONAL SMALL CAP in 1999 compared to 1998 resulted from an increase in the Fund's assets (from $141 million at December 31, 1998 to $311 million at December 31, 1999) and an increase in portfolio turnover from 56% in 1998 to 75% in 1999. The commissions paid by WANGER TWENTY and WANGER FOREIGN FORTY resulted from the increase in their assets after they began operations in February 1999.


         Although investment decisions for the Funds are made independently from those for other investment advisory clients of WAM, it may develop that the same investment decision is made for one or more of the Funds and one or more other advisory clients. If one or more of the Funds and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.


                                 CODE OF ETHICS

         The 1940 Act and rules thereunder require that the Trust and WAM establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Funds might take advantage of that knowledge for their own benefit. The Trust and WAM have adopted a Code of Ethics to meet those concerns and legal requirements. Although the Code does not prohibit employees who have knowledge of the investments and investment intentions of the Funds from engaging in personal securities investing, it does regulate such personal securities investing by these employees as a part of the effort by the Trust and WAM to detect and prevent conflicts of interest.

                                    CUSTODIAN

         State Street Bank and Trust Company, P.O. Box 8502, Boston, Massachusetts 02266-8502, is both the custodian and the transfer agent for the Funds. As custodian, it is responsible for holding all securities and cash of the Funds, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, and performing other administrative duties, all as directed by authorized persons of the Funds. The custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds. The Funds have authorized the custodian to deposit certain portfolio securities of the Funds in central depository systems as permitted under federal law. The Funds may invest in obligations of the custodian and may purchase or sell securities from or to the custodian. The custodian may employ one or more sub-custodians located in the United States upon approval by the Board of Trustees of the Trust; and is authorized to employ sub-custodians for the Funds' assets maintained outside the United States.

                              INDEPENDENT AUDITORS

         Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606 audits and reports on the Funds' annual financial statements, reviews certain regulatory reports and the Funds' federal income tax return, and performs other professional accounting, auditing, tax, and advisory services when engaged to do so by the Funds.

                              FINANCIAL STATEMENTS


Wanger Advisors Trust      1999 Annual Report

WANGER U.S. SMALL CAP                  STATEMENT OF INVESTMENTS DECEMBER 31,1999

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares
         COMMON STOCKS-89.5%

         INFORMATION-48.4%
--------------------------------------------------------------------------------
         BROADCASTING-1.3%
250,600  Data Transmission Network (b)                                $4,322,850
         Data Services for Farmers
 18,000  Young Broadcasting (b)                                          918,000
         Television Stations
--------------------------------------------------------------------------------
                                                                       5,240,850

--------------------------------------------------------------------------------
         TELEVISION PROGRAMMING-1.8%
128,400  TV Guide (b)                                                  5,521,200
         TV Program Guides & Programming
 36,900  Classic Communications (b)                                    1,349,156
         Cable Television in Rural Areas
--------------------------------------------------------------------------------
                                                                       6,870,356

--------------------------------------------------------------------------------
         RADIO-0.2%
 36,300  Salem Communications (b)                                        821,287
         Radio Stations for Religious Programming

--------------------------------------------------------------------------------
         TELEPHONE SERVICES-6.1%
389,500  RCN (b)                                                      18,890,750
         Metro Market CLEC: Voice, Video &
         Data Services
 94,300  Commonwealth Telephone (b)                                    4,986,113
         Rural Market CLEC: Local, Long Distance &
         Internet Services
--------------------------------------------------------------------------------
                                                                      23,876,863

--------------------------------------------------------------------------------
         MOBILE COMMUNICATIONS-7.2%
128,000  Telephone and Data Systems                                   16,128,000
         Cellular & Telephone Services
234,500  COMARCO (b) (c)                                               5,510,750
         Wireless Network Testing
173,400  Price Communications (b)                                      4,822,688
         Cellular Telephone Services
 73,000  Diversinet (b)                                                1,606,000
         Wireless PKI Security
--------------------------------------------------------------------------------
                                                                      28,067,438




--------------------------------------------------------------------------------
Number of                                                                  Value
Shares


--------------------------------------------------------------------------------
         TELECOMMUNICATIONS EQUIPMENT-3.1%
305,900  Aspect Communications (b)                                   $11,968,337
         Call Center Equipment

--------------------------------------------------------------------------------
         BUSINESS INFORMATION/MARKETING SERVICES-2.7%
194,300  CACI International (b)                                        4,396,037
         Technology Services for Government
 56,700  Getty Images (b)                                              2,771,212
         Photographs for Publications &
         Electronic Media
151,000  PRIMEDIA (b)                                                  2,491,500
         Specialty Magazines & Other Publications
122,500  Telespectrum Worldwide (b)                                      872,813
         Call Center Services
--------------------------------------------------------------------------------
                                                                      10,531,562

--------------------------------------------------------------------------------
         BUSINESS SOFTWARE-3.0%
501,300  JDA Software Group (b)                                        8,208,787
         Applications Software & Services for Retailers
 63,000  Project Software (b)                                          3,496,500
         Enterprise Maintenance Software
--------------------------------------------------------------------------------
                                                                      11,705,287

--------------------------------------------------------------------------------
         TRANSACTION PROCESSORS-2.9%
338,300  National Data                                                11,481,056
         Credit Card & Health Claims Processor

--------------------------------------------------------------------------------
         COMPUTER HARDWARE/RELATED SYSTEMS-12.3%
423,500  Micros Systems (b)                                          31,339,000
         Information Systems for Restaurants & Hotels
222,900  Kronos (b)                                                   13,374,000
         Labor Management Solutions
129,000  American Power Conversion (b)                                 3,402,375
         Uninterruptible Power Systems
--------------------------------------------------------------------------------
                                                                      48,115,375

--------------------------------------------------------------------------------
         SEMICONDUCTORS/RELATED EQUIPMENT-1.4%
232,000  Galileo Technology (b)                                        5,597,000
         Semiconductors for Networking Equipment


See accompanying notes to financial statements.

Wanger Advisors Trust      1999 Annual Report

WANGER U.S. SMALL CAP                  STATEMENT OF INVESTMENTS DECEMBER 31,1999

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         CONTRACT MANUFACTURING-0.1%
  9,000  Applied Power                                                  $330,750
         Electronic Enclosures & Industrial Products

--------------------------------------------------------------------------------
         GAMING EQUIPMENT-0.6%
113,000  International Game Technology                                 2,295,312
         Slot Machines & Progressive Jackpots

--------------------------------------------------------------------------------
         COMPUTER SERVICES-4.7%
294,900  Sykes Enterprises (b)                                        12,938,737
         Call Center Services
630,000  Aztec Technology Partners (b)                                 2,874,375
         Technology Staffing Services
151,700  Computer Task Group                                           2,247,056
         Application Development & Staffing Services
 16,600  Meta Group (b)                                                  315,400
         IT Publications & Consulting Services
--------------------------------------------------------------------------------
                                                                      18,375,568

--------------------------------------------------------------------------------
         CONSUMER SOFTWARE-0.2%
 88,000  3DO Company (b)                                                 800,250
         Entertainment Software

--------------------------------------------------------------------------------
         INTERNET RELATED-0.8%
122,000  Online Resources (b)                                          2,028,250
         Internet Banking
 20,000  Radware (b)                                                     862,500
         Internet Infrastructure/Internet Traffic
--------------------------------------------------------------------------------
                                                                       2,890,750

--------------------------------------------------------------------------------
         INFORMATION-TOTAL                                           188,968,041

         HEALTH CARE-9.1%
--------------------------------------------------------------------------------
         BIOTECHNOLOGY/DRUG DELIVERY-1.1%
 55,000  Myriad Genetics (b)                                           2,530,000
         Gene Discovery & Diagnostic Products
 45,100  Genome Therapeutics (b)                                         727,238
         Gene Discovery Services



--------------------------------------------------------------------------------
Number of                                            Value
Shares


--------------------------------------------------------------------------------
         BIOTECHNOLOGY/DRUG DELIVERY-1.1% (CONT)
 31,000  Genset (b)                                                     $590,938
         Genomics
 39,000  Synaptic Pharmaceuticals (b)                                    263,250
         Receptor Targeted Drug Design
 32,500  Genzyme Molecular Oncology Division (b)                         227,500
         Gene Expression Technology & Cancer Drugs
--------------------------------------------------------------------------------
                                                                       4,338,926

--------------------------------------------------------------------------------
         SERVICES-8.0%
504,000  Lincare Holdings (b)                                         17,482,500
         Home Health Care Services
386,000  First Health (b)                                             10,373,750
         PPO Network
552,700  Magellan Health Services (b)                                  3,488,919
         Mental Health Services
--------------------------------------------------------------------------------
                                                                      31,345,169

--------------------------------------------------------------------------------
         HEALTH CARE-TOTAL                                            35,684,095

         CONSUMER GOODS/SERVICES-1.5%
--------------------------------------------------------------------------------
         NONDURABLES-0.2%
 91,700  NuSkin Enterprises (b)                                          831,031
         Personal Care/Herbal Products

--------------------------------------------------------------------------------
         RETAIL-0.7%
50,500   Whole Foods Market (b)                                        2,341,938
         Natural Food Supermarkets
45,000   MotherNature.com (b)                                            329,063
         Healthy Living E-Commerce
--------------------------------------------------------------------------------
                                                                       2,671,001

--------------------------------------------------------------------------------
         CASINOS-0.2%
115,200  Monarch Casino & Resort (b)                                     604,800
         Casino/Hotel in Reno

See accompanying notes to financial statements.

Wanger Advisors Trust      1999 Annual Report

WANGER U.S. SMALL CAP                 STATEMENT OF INVESTMENTS DECEMBER 31, 1999

--------------------------------------------------------------------------------
Number of                                            Value
Shares



--------------------------------------------------------------------------------
         CONSUMER SERVICES-0.4%
112,000  ITT Educational Services (b)                                 $1,729,000
         Technology Oriented Post Secondaty
         Degree Programs

--------------------------------------------------------------------------------
         CONSUMER GOODS/SERVICES-TOTAL                                 5,835,832

         FINANCE-10.7%
--------------------------------------------------------------------------------
         BANKS/SAVINGS & LOANS-1.5%
 82,000  Texas Regional Bancshares                                     2,378,000
         TexMex Bank
 79,500  Peoples Bank Bridgeport                                       1,679,438
         Connecticut Savings & Loan
 51,400  Chittenden                                                    1,522,725
         Vermont & West Massachusetts Bank
 11,000  TCF Financial                                                   273,625
         Great Lakes Bank
--------------------------------------------------------------------------------
                                                                       5,853,788

--------------------------------------------------------------------------------
         FINANCE COMPANIES-2.7%
509,400  AmeriCredit (b)                                               9,423,900
         Auto Lending
232,000  World Acceptance (b)                                          1,116,500
         Personal Loans
--------------------------------------------------------------------------------
                                                                      10,540,400

--------------------------------------------------------------------------------
         INSURANCE-4.3%
586,600  UICI (b)                                                      6,195,963
         Health Insurance
 21,000  Markel (b)                                                    3,255,000
         Specialty Insurance
403,900  Acceptance Insurance (b)                                      2,347,669
         Crop Insurance
 92,000  Leucadia National                                             2,127,500
         Insurance Holding Company



--------------------------------------------------------------------------------
Number of                                                                  Value
Shares


--------------------------------------------------------------------------------
         INSURANCE-4.3% (CONT)
 66,000  Protective Life                                              $2,099,625
         Life/Dental Insurance
 30,000  Terra Nova                                                      900,000
         Specialty Insurance
--------------------------------------------------------------------------------
                                                                      16,925,757

--------------------------------------------------------------------------------
         MONEY MANAGEMENT-2.2%
 51,000  SEI Investments                                               6,069,797
         Mutual Fund Administration
167,700  Baker Fentress                                                2,379,244
         Closed-End Investment Company
--------------------------------------------------------------------------------
                                                                       8,449,041

--------------------------------------------------------------------------------
         FINANCE-TOTAL                                                41,768,986

         INDUSTRIAL GOODS/SERVICES-4.9%
--------------------------------------------------------------------------------
         MACHINERY-0.1%
 48,700  Farr (b)                                                        474,825
         Filters

--------------------------------------------------------------------------------
         STEEL-0.5%
192,400  Atchison Casting (b)                                          1,755,650
         Steel Foundries

--------------------------------------------------------------------------------
         SPECIALTY CHEMICALS-0.7%
189,600  Lilly Industries, Cl. A                                       2,547,750
         Industrial Coatings

--------------------------------------------------------------------------------
         OTHER INDUSTRIAL SERVICES-3.6%
412,100  Insurance Auto Auctions  (b)                                  6,490,575
         Auto Salvage Services
516,400  Wackenhut, Cl. B                                              5,325,375
         Prison Management
198,000  Labor Ready                                                   2,400,750
         Temporary Manual Labor
--------------------------------------------------------------------------------
                                                                      14,216,700

--------------------------------------------------------------------------------
         INDUSTRIAL GOODS/SERVICES-TOTAL                              18,994,925

See accompanying notes to financial statements.

Wanger Advisors Trust      1999 Annual Report

WANGER U.S. SMALL CAP                 STATEMENT OF INVESTMENTS DECEMBER 31, 1999

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares


         ENERGY/MINERALS- 13.4%
--------------------------------------------------------------------------------
         INDEPENDENT POWER-7.1%
737,600  MidAmerican Energy                                          $24,847,900
         Growth Utility
 38,000  AES Corporation (b)                                           2,840,500
         Power Plants
--------------------------------------------------------------------------------
                                                                      27,688,400

--------------------------------------------------------------------------------
         OIL/GAS PRODUCERS-2.1%
688,900  Tesoro Petroleum (b)                                          7,965,406
         Oil Refinery/Gas Reserves

--------------------------------------------------------------------------------
         DISTRIBUTION/MARKETING/REFINING-4.2%
304,100  Dynegy                                                        7,393,431
         Natural Gas; Electric Processing & Marketing
137,000  Equitable Resources                                           4,572,375
         Natural Gas Utility & Producer
223,000  Atmos Energy                                                  4,557,563
         Natural Gas Utility
--------------------------------------------------------------------------------
                                                                      16,523,369

--------------------------------------------------------------------------------
         ENERGY/MINERALS-TOTAL                                        52,177,175

         OTHER INDUSTRIES-1.5%
--------------------------------------------------------------------------------
         REAL ESTATE-0.6%
 47,000  The Rouse Company                                               998,750
         Shopping Malls
 25,900  Gaylord Entertainment (b)                                       775,381
         Opryland Hotel & Other Assets
 25,000  Cornerstone Properties                                          365,625
         Downtown Office Buildings
 21,400  Consolidated Tomoka                                             272,850
         Daytona Beach Area
--------------------------------------------------------------------------------
                                                                       2,412,606



--------------------------------------------------------------------------------
Principal Amount or                                                        Value
Number of Shares


--------------------------------------------------------------------------------
         TRANSPORTATION-0.9%
174,000  Hub Group (b)                                                $3,480,000
         Freight Forwarder

--------------------------------------------------------------------------------
         OTHER INDUSTRIES-TOTAL                                        5,892,606

TOTAL COMMON STOCKS-89.5%                                            349,321,660
--------------------------------------------------------------------------------
(COST:  $272,240,922)

SHORT-TERM OBLIGATIONS-11.2%
--------------------------------------------------------------------------------
$19,944,000      Associates First Capital 4.00%
                 Maturing 01/03/00                                    19,939,568
 15,000,000      AT&T Corporation 3.50%
                 Maturing 01/07/00                                    14,991,250
  9,000,000      Abbott Laboratories 3.75%
                 Maturing 01/13/00                                     8,988,750
--------------------------------------------------------------------------------
(AMORTIZED COST: $43,919,568)                                         43,919,568


TOTAL INVESTMENTS-100.7%                                             393,241,228
--------------------------------------------------------------------------------
(COST:  $316,160,490)

CASH AND OTHER ASSETS LESS LIABILITIES- (0.7%)                       (2,531,755)
--------------------------------------------------------------------------------

TOTAL NET ASSETS-100%                                               $390,709,473
================================================================================

    NOTES TO STATEMENT OF INVESTMENTS:

(a) At December 31, 1999, for federal income tax purposes, cost of investments was $316,759,044 and net unrealized appreciation was $75,482,184 consisting of gross unrealized appreciation of $116,915,906 and gross unrealized depreciation of $40,433,722.

(b) Non-income producing security.

(c) On December 31, 1999, the fund held 5.47% of the outstanding voting shares of COMARCO. The aggregate cost and value of investments in this company at December 31, 1999, was $4,123,854 and $5,510,750, respectively. The market value of this security represents 1.14% of the total net assets at December 31, 1999. There were no purchases, proceeds from sales of dividends received from this company during the year ended December 31, 1999.

See accompanying notes to financial statements.

Wanger Advisors Trust      1999 Annual Report

WANGER INTERNATIONAL SMALL CAP        STATEMENT OF INVESTMENTS DECEMBER 31, 1999

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares
         COMMON STOCKS-97.4%

         EUROPE-51.5%
--------------------------------------------------------------------------------
         GERMANY/AUSTRIA-2.0%
 80,000  GFK (b)                                                      $3,220,320
         Market Research
 18,000  Dialog Semiconductor (b)                                      1,331,401
         Custom Semiconductors for Cell Phones
 70,000  Entrium (b)                                                   1,070,756
         Telephone & Internet Bank
 15,000  Austria Technologies                                            769,858
         Printed Circuit Board Manufacturer
--------------------------------------------------------------------------------
                                                                       6,392,335

--------------------------------------------------------------------------------
         NETHERLANDS-8.9%
300,000  Detron Group (b)                                              6,460,767
         Computer Services for Telcos
151,818  Computer Service Solutions (b)                                3,941,777
         Computer Services
100,000  Versatel (b)                                                  3,522,225
         Telecom Services for Business Parks
120,000  Unique International                                          2,475,621
         Temporary Employment
107,500  UCC Holding (b)                                               2,428,700
         Offshore Surveying
 60,000  Fugro                                                         2,228,059
         Offshore Surveying
 80,000  Hunter Douglas                                                2,173,716
         Decorative Window Coverings
 40,353  Endemol Entertainment                                         2,166,503
         Game Show Producer
 51,666  Kempen                                                        2,053,766
         Stock Brokerage/Investment Management
 13,000  Fox Kids Europe (b)                                             166,148
         Cartoons
--------------------------------------------------------------------------------
                                                                      27,617,282



--------------------------------------------------------------------------------
Number of                                                                  Value
Shares


--------------------------------------------------------------------------------
         FINLAND-2.9%
290,000  Talentum                                                     $7,033,381
         Trade Journals & Internet Services
100,000  PMJ Automec                                                   1,174,411
         Automated Electronics Assemby Equipment
 25,000  F-Secure (b)                                                    729,604
         Security Software
--------------------------------------------------------------------------------
                                                                       8,937,396

--------------------------------------------------------------------------------
         NORWAY-2.8%
168,200  Enitel (b)                                                    5,023,957
  3,100  Enitel Warrants 10/26/04 (b)                                     19,869
         Telecommunication Services
500,000  Visma (b)                                                     3,733,620
         Business Software for Ships
--------------------------------------------------------------------------------
                                                                       8,777,446

--------------------------------------------------------------------------------
         SWEDEN-15.2%
450,000  Icon Medialab (b)                                            15,651,254
         Internet Consulting
 60,000  Information Highway                                           9,940,662
         Internet Consulting
100,000  Modern Times Group (b)                                        4,958,581
         TV, Newspapers & Electronic Commerce
247,000  Mandator                                                      3,685,917
         Computer Services/Consulting
250,000  Semcon                                                        2,937,548
         Technical Consultant
 15,000  Framtidsfabriken (b)                                          2,714,294
         Internet Consulting
 60,000  Connecta (b)                                                  2,044,533
         Internet Consulting
 55,000  IBS (b)                                                       1,544,563
         Business Software
300,000  Micronic Laser Systems (b)                                    1,339,522
         Electronics Production Equipment



See accompanying notes to financial statements.

Wanger Advisors Trust      1999 Annual Report

WANGER INTERNATIONAL SMALL CAP        STATEMENT OF INVESTMENTS DECEMBER 31, 1999

--------------------------------------------------------------------------------
Number of                                            Value
Shares


--------------------------------------------------------------------------------
         SWEDEN-15.2% (CONT)
 50,000  Entra Data (b)                                               $1,280,771
         Business Software
 32,000  Effnet Group (b)                                              1,146,819
         Telecommunications Equipment
--------------------------------------------------------------------------------
                                                                      47,244,464

--------------------------------------------------------------------------------
         FRANCE-7.0%
 23,800  Prosodie                                                      6,653,624
         Automated Call Centers
 17,000  FI System (b)                                                 5,166,601
         Internet Consulting
 15,000  Fininfo                                                       3,773,813
         Data Feeds for French Banks & Brokers
 40,000  Ipsos (b)                                                     3,304,854
         Market Research
 35,196  Cegedim                                                       2,479,365
         Medical Market Research
 23,600  Genset (b)                                                      449,875
         Genomics
--------------------------------------------------------------------------------
                                                                      21,828,132

--------------------------------------------------------------------------------
          UNITED KINGDOM-5.6%
600,000   Informa Group (b)                                            5,898,194
          Business Information Provider
1,000,000 Taylor Nelson                                                4,418,395
          Market Research Services
500,000   Hogg Robinson                                                1,958,795
          Corporate Travel Management
250,000   Photobition Group                                            1,330,769
          Production of Graphics for Exhibits
 16,000   Baltimore Technologies                                       1,324,711
          Security Software
129,000   Edinburgh Fund Managers (b)                                  1,106,602
          Investment Management



--------------------------------------------------------------------------------
Number of                                                                  Value
Shares


--------------------------------------------------------------------------------
         UNITED KINGDOM-5.6% (CONT)
 75,000  Bloomsbury Publishing (b)                                      $986,869
         Publishing
295,000  Chloride Group                                                  464,658
         Electrical Equipment Manufacturer/Retailer
135,500  Electronics Boutique                                            101,789
         Videogame/Computer Software Stores
--------------------------------------------------------------------------------
                                                                      17,590,782

--------------------------------------------------------------------------------
         SPAIN/PORTUGAL-2.7%
150,000  Mapfre Vida                                                   3,456,812
         Life Insurance/Mutual Funds
200,000  Prosegur                                                      1,789,290
         Security Guards
 30,000  PT Multimedia (Portugal) (b)                                  1,704,858
         Cable & Satellite Operator
100,000  Filmes Lusomundo (Portugal) (b)                               1,408,890
         Newspapers, Radio, Video, Film Distribution
--------------------------------------------------------------------------------
                                                                       8,359,850

--------------------------------------------------------------------------------
         SWITZERLAND-0.3%
    500  Bachem                                                          801,736
         Drug Manufacturer

--------------------------------------------------------------------------------
         ITALY-4.1%
400,000  Class Editore                                                 6,963,942
         Newspapers & On-Line Financial Data
150,000  Banca Pop Commercia e Industria                               5,283,338
 12,500  Banca Pop Commercia e Industria                                 396,250
         New Shares
         Regional Bank
--------------------------------------------------------------------------------
                                                                      12,643,530

--------------------------------------------------------------------------------
         EUROPE-TOTAL                                                160,192,953



See accompanying notes to financial statements.

Wanger Advisors Trust      1999 Annual Report

WANGER INTERNATIONAL SMALL CAP        STATEMENT OF INVESTMENTS DECEMBER 31, 1999

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares


         ASIA-28.9%
--------------------------------------------------------------------------------
         HONG KONG-2.6%
328,000  Li & Fung                                                    $8,227,954
         Sourcing of Consumer Goods

--------------------------------------------------------------------------------
         JAPAN-10.2%
 28,000  Trans Cosmos                                                 11,941,700
         Information Technology Services & Investments
 28,000  Moshi Moshi Hotline                                           3,861,880
         Telemarketing
 11,800  Drake Beam Morin                                              3,843,686
         Employment Outplacement Services
 15,500  Nichii Gakkan                                                 3,030,862
  7,750  Nichii Gakkan New (b)                                         1,515,431
         Health Care Services
 22,000  Pasona Softbank                                               1,747,432
         Temporary Employment Services
 16,000  Venture Link                                                  1,385,112
         Retail Franchises
  6,000  C-Two Network                                                 1,355,766
         Discount Food Retailer
  7,500  Don Quijote                                                   1,173,824
         Retail Franchises
 46,300  Nichiei                                                       1,005,439
         Commercial Lender
 12,100  Wilson Learning                                                 591,803
         Corporate Training
 40,000  Optex                                                           395,187
         Industrial Sensors
--------------------------------------------------------------------------------
                                                                      31,848,122

--------------------------------------------------------------------------------
         TAIWAN-1.9%
500,000  Systex                                                        3,409,272
         Systems Integrator & Internet Services
400,000  Hitron Technology (b)                                         2,396,050
         Network Integration & Internet Services
--------------------------------------------------------------------------------
                                                                       5,805,322



--------------------------------------------------------------------------------
Number of                                            Value
Shares


--------------------------------------------------------------------------------
           MALAYSIA-0.3%
388,000    Computer Systems Advisor                                     $878,117
           Systems Integration & Software Services

--------------------------------------------------------------------------------
           SINGAPORE-11.4%
7,200,000  Omni Industries                                            13,055,539
           Contract Electronics Manufacturer
1,210,400  Star Cruises                                               12,346,080
           Cruise Line
1,080,941  Datacraft Asia                                              8,971,810
           Network Integrator
100,000    Venture Manufacturing                                       1,146,803
           Electronic Manufacturing Services
--------------------------------------------------------------------------------
                                                                      35,520,232

--------------------------------------------------------------------------------
           SOUTH KOREA-2.5%
240,000    S1 Corporation                                              4,142,668
           Home/Business Security Services
 10,000    Cheil Jedang                                                1,153,677
           Consumer Staples
 15,000    Cheil Communications                                        1,134,742
           Advertising
 70,000    Comtec Systems                                                949,362
           Computer Services
 84,614    Korea Technology Investment Corp. (b)                         516,402
           Venture Capital
--------------------------------------------------------------------------------
                                                                       7,896,851

--------------------------------------------------------------------------------
           ASIA-TOTAL                                                 90,176,598

           LATIN AMERICA-4.8%
--------------------------------------------------------------------------------
           MEXICO-2.0%
1,000,000  Corp Interamericana                                         3,994,723
           de Entretenimiento (b)
           Special Events and Live Entertainment
1,600,000  Grupo Continental                                           2,330,343
           Beverages
--------------------------------------------------------------------------------
                                                                       6,325,066



See accompanying notes to financial statements.

Wanger Advisors Trust      1999 Annual Report

WANGER INTERNATIONAL SMALL CAP        STATEMENT OF INVESTMENTS DECEMBER 31, 1999

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
           BRAZIL-2.8%
300,000    Globo Cabo (b)                                             $5,400,000
           Cable Television
100,000    Tele Celular                                                3,175,000
           Mobile Communications
--------------------------------------------------------------------------------
                                                                       8,575,000

--------------------------------------------------------------------------------
           LATIN AMERICA-TOTAL                                        14,900,066

           OTHER COUNTRIES-12.2%
--------------------------------------------------------------------------------
           AUSTRALIA-4.5%
800,000    ERG                                                         4,493,880
           Smart Card Systems for Public Transportation
1,750,000  Powertel (b)                                                3,081,330
           Telecommunications Provider
500,000    Keycorp (b)                                                 2,690,415
           Smart Card Technology
750,000    AAPT (b)                                                    2,567,228
           Telecommunications Provider
800,000    Powerlan (b)                                                  777,888
           Computer Services
200,000    BMC Media.com (b)                                             381,060
           Advertising
--------------------------------------------------------------------------------
                                                                      13,991,801

--------------------------------------------------------------------------------
           CANADA-5.8%
154,000    MDSI Mobil Data Solutions (b)                               3,965,500
           Wireless Software
200,000    Penn West Petroleum (b)                                     3,906,250
           Oil & Gas Producer
635,000    AltaGas Services (b)                                        2,634,126
           Natural Gas Gatherer and Processor
120,000    Corus Entertainment (b)                                     2,447,456
           CATV Programming & Radio Stations
250,000    Ulster Petroleum (b)                                        2,221,032
           Oil & Gas Producer



--------------------------------------------------------------------------------
Principal Amount or                                                        Value
Number of Shares


--------------------------------------------------------------------------------
           CANADA-5.8% (CONT)
200,000    Rand A Technology (b)                                      $1,922,013
           Value Added Reseller of CAD/CAM Software
 43,000    Teklogix International (b)                                    869,573
           Wireless Logistics Tracking Systems
--------------------------------------------------------------------------------
                                                                      17,965,950

--------------------------------------------------------------------------------
           UNITED STATES-0.1%
 50,000    Azurix (b)                                                    446,875
           Owner & Operator of Water Utilities

--------------------------------------------------------------------------------
           ISRAEL-1.8%
194,000    Galileo Technology (b)                                      4,680,250
           Communications Semiconductors
 20,000    Radware (b)                                                   862,500
           Internet Infrastructure & Internet Traffic
--------------------------------------------------------------------------------
                                                                       5,542,750

--------------------------------------------------------------------------------
           OTHER-TOTAL                                                37,947,376

TOTAL COMMON STOCKS-97.4%                                            303,216,993
--------------------------------------------------------------------------------
(COST: $ 151,878,149)

SHORT-TERM OBLIGATION-2.5%
--------------------------------------------------------------------------------
$7,822,000  Associates First Capital 4.00%
            Maturing 01/03/00                                          7,820,261
--------------------------------------------------------------------------------
(AMORTIZED COST: $7,820,261)

TOTAL INVESTMENTS-99.9%                                              311,037,254
--------------------------------------------------------------------------------
(COST: $ 159,698,410)

CASH AND OTHER ASSETS LESS LIABILITIES-0.1%                              293,718
--------------------------------------------------------------------------------

TOTAL NET ASSETS-100%                                               $311,330,972
================================================================================

    NOTES TO STATEMENT OF INVESTMENTS:

(a) At December 31, 1999, for federal income tax purposes, cost of investments was $159,712,819 and net unrealized appreciation was $151,324,435 consisting of gross unrealized appreciation of $158,483,012 and gross unrealized depreciation of $7,158,577.

(b) Non-income producing security.

(c) At December 31, 1999, $85,778,525 or 27.6% of the Fund's net assets was denominated in the Euro currency.


See accompanying notes to financial statements.

Wanger Advisors Trust      1999 Annual Report

WANGER TWENTY                         STATEMENT OF INVESTMENTS DECEMBER 31, 1999

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares
         COMMON STOCKS-92.2%

         Information-35.0%
--------------------------------------------------------------------------------
         TELEVISION PROGRAMMING-6.6%
  7,600  Liberty Media Group, AT&T (b)                                  $431,300
         CATV & Satellite Dish Programming

--------------------------------------------------------------------------------
         TELEPHONE SERVICES-11.3%
  7,800  RCN (b)                                                         378,300
         Metro Market CLEC:Voice, Video &
         Internet Services
  6,200  McLeod USA, Inc. (b)                                            365,025
         Super Regional CLEC: Local, Long Distance &
         Internet Services
--------------------------------------------------------------------------------
                                                                         743,325

--------------------------------------------------------------------------------
         MOBILE COMMUNICATIONS-5.4%
  2,800  Telephone and Data Systems                                      352,800
         Cellular & Telephone Franchises

--------------------------------------------------------------------------------
         BUSINESS INFORMATION-4.6%
  6,900  H&R Block                                                       301,875
         Tax Preparation

--------------------------------------------------------------------------------
         TRANSACTION PROCESSORS-3.6%
  7,000  National Data                                                   237,562
         Credit Card & Health Claims Processor

--------------------------------------------------------------------------------
         INSTRUMENTATION-3.5%
  6,000  Tektronix                                                       233,250
         Analytical Instruments

--------------------------------------------------------------------------------
         INFORMATION-TOTAL                                             2,300,112

         HEALTH CARE-10.3%
--------------------------------------------------------------------------------
         SERVICES-10.3%
 17,000  First Health (b)                                                456,875
         PPO Network
  6,300  Lincare Holdings (b)                                            218,531
         Home Health Care Services

--------------------------------------------------------------------------------
         HEALTH CARE-TOTAL                                               675,406


Number of                                                                  Value
Shares


         Consumer Goods/Services-18.9%
--------------------------------------------------------------------------------
         FURNITURE-3.9%
 11,000  Herman Miller                                                  $253,000
         Office Furniture

--------------------------------------------------------------------------------
         MANUFACTURERS-3.7%
  9,000  Jones Apparel (b)                                               244,125
         Women's Apparel

--------------------------------------------------------------------------------
         CRUISE LINES-3.2%
  4,300  Royal Caribbean Cruises                                         212,044
         Cruises to Caribbean & Alaska

--------------------------------------------------------------------------------
         CASINOS-4.0%
 10,000  Harrah's Entertainment (b)                                      264,375
         Casinos & Riverboats

--------------------------------------------------------------------------------
         OTHER INDUSTRIAL SERVICES-4.1%
 22,000  ServiceMaster                                                   270,875
         Facilities Management

--------------------------------------------------------------------------------
         CONSUMER GOODS/SERVICES-TOTAL                                 1,244,419

         FINANCE-17.7%
--------------------------------------------------------------------------------
         FINANCE COMPANIES-6.9%
 24,500  AmeriCredit (b)                                                 453,250
         Auto Lending

--------------------------------------------------------------------------------
         INSURANCE-5.4%
  3,000  Progressive                                                     219,375
         Auto Insurance
 12,800  UICI (b)                                                        135,200
         Insurance/Specialty Finance
--------------------------------------------------------------------------------
                                                                         354,575

--------------------------------------------------------------------------------
         MONEY MANAGEMENT-5.4%
  3,000  SEI Investments                                                 357,047
         Mutual Fund Administration

--------------------------------------------------------------------------------
         FINANCE-TOTAL                                                 1,164,872



See accompanying notes to financial statements.

Wanger Advisors Trust      1999 Annual Report

WANGER TWENTY                         STATEMENT OF INVESTMENTS DECEMBER 31, 1999

--------------------------------------------------------------------------------
Principal Amount or                                                        Value
Number of Shares


         ENERGY/MINERALS-10.3%
--------------------------------------------------------------------------------
         INDEPENDENT POWER-10.3%
  5,200  AES Corporation (b)                                            $388,700
         Power Plants
  8,500  MidAmerican Energy                                              286,344
         Growth Utility

--------------------------------------------------------------------------------
         ENERGY/MINERALS-TOTAL                                           675,044

TOTAL COMMON STOCKS-92.2%                                              6,059,853
--------------------------------------------------------------------------------
(COST: $5,290,334)

SHORT-TERM OBLIGATIONS-6.6%
--------------------------------------------------------------------------------
$325,000  Associates First Capital 4.00%                                 324,928
          Maturing 01/03/00
 108,000  State Street Bank Repurchase                                   108,000
          Agreement, 2.00%, Maturing 01/03/00;
          12/31/99 Agreement Collateralized
          by U.S. Treasury Notes
--------------------------------------------------------------------------------
(AMORTIZED COST: $432,928)                                               432,928

TOTAL INVESTMENTS-98.8 %                                               6,492,781
--------------------------------------------------------------------------------
(COST: $5,723,262)

CASH AND OTHER ASSETS LESS LIABILITIES-1.2%                               77,350
--------------------------------------------------------------------------------

TOTAL NET ASSETS-100%                                                 $6,570,131
================================================================================


     Notes to Statement of Investments:

(a) At December 31, 1999, for federal income tax purposes, cost of investments was $5,737,245 and net unrealized appreciation was $755,536 consisting of gross unrealized appreciation of $1,228,678 and gross unrealized depreciation of $473,142.

(b)  Non-income producing security.


See accompanying notes to financial statements.

Wanger Advisors Trust      1999 Annual Report

WANGER FOREIGN FORTY                  STATEMENT OF INVESTMENTS DECEMBER 31, 1999

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares
         COMMON STOCKS AND OTHER EQUITY-LIKE
         SECURITIES-86.3%

         EUROPE-56.5%
--------------------------------------------------------------------------------
         GERMANY-1.4%
    600  MobilCom                                                        $51,324
         Telecommunications Services
    900  Rhoen Klinikum                                                   33,059
         Hospital Management
--------------------------------------------------------------------------------
                                                                          84,383

--------------------------------------------------------------------------------
         BELGIUM-3.9%
  3,000  Audiofina                                                       226,429
         Television Broadcaster

--------------------------------------------------------------------------------
         NETHERLANDS-5.1%
  1,500  Getronics                                                       119,554
         Computer Services
  1,512  ASR Verzekeringsgrp                                              96,165
         Insurance
  2,600  Hunter Douglas                                                   70,646
         Decorative Window Coverings
  1,000  Fox Kids Europe (b)                                              12,781
         Programming/Cartoons
--------------------------------------------------------------------------------
                                                                         299,146

--------------------------------------------------------------------------------
         FINLAND-1.0%
    800  Comptel (b)                                                      56,227
         Telephone Billing Software

--------------------------------------------------------------------------------
         SWEDEN-2.4%
  2,000  Netcom (b)                                                      140,532
         Telecommunication Services

--------------------------------------------------------------------------------
         FRANCE-3.7%
    700  Atos (b)                                                        115,952
         Computer Services/Transaction Processing
    200  M6 Metropole TV                                                  99,025
         Television Broadcaster
--------------------------------------------------------------------------------
                                                                         214,977



--------------------------------------------------------------------------------
Number of                                                                  Value
Shares


--------------------------------------------------------------------------------
         UNITED KINGDOM-20.8%
 30,000  Airtours                                                       $184,167
         Packaged Tour Vacations
  7,000  Logica                                                          180,597
         Computer Software & Services
  3,500  Energis (b)                                                     168,158
         Telecommunication Services
 40,000  St. James Capital                                               142,810
         Life Insurance
  7,000  Sema Group                                                      125,977
         Computer Software & Services
 10,000  Carlton Communications                                           97,415
         Television Broadcaster
    750  NTL (b)                                                          93,563
         Voice, Video & Data Services
  5,000  WPP Group                                                        79,240
         Advertising
  8,000  Thus (b)                                                         50,145
         Telecommunication Services
  1,500  Serco Group                                                      47,072
         Facilities Management
  9,000  Bodycote                                                         43,473
         Materials Technology & Metal Processing
--------------------------------------------------------------------------------
                                                                       1,212,617

--------------------------------------------------------------------------------
         IRELAND-1.9%
 12,000  Irish Life & Permanent                                          113,516
         Insurance & Savings Products

--------------------------------------------------------------------------------
         SPAIN-6.3%
  3,750  Jazztel (b)                                                     244,219
         Telecommunication Services
  4,000  Indra Sistemas                                                   75,074
         Computer Services
  2,000  Mapfre Vida                                                      46,091
         Life Insurance/Mutual Funds
--------------------------------------------------------------------------------
                                                                         365,384



See accompanying notes to financial statements.

Wanger Advisors Trust      1999 Annual Report

WANGER FOREIGN FORTY                  STATEMENT OF INVESTMENTS DECEMBER 31, 1999

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         SWITZERLAND-1.2%
     15  Cie Fin Richemont                                               $35,842
         Luxury Goods, Tobacco & Pay TV
     20  Pargesa Holdings                                                 32,698
         Industrial & Media Conglomerate
--------------------------------------------------------------------------------
                                                                          68,540

--------------------------------------------------------------------------------
         ITALY-8.8%
 15,236  Editoriale L'Espresso                                           176,173
         Newspapers & Magazines
 12,000  Banca Fideuram                                                  142,016
         Life Insurance/Mutual Funds
 25,000  SEAT Pagine Gialle                                               82,018
         Yellow Pages Publisher
 20,000  Saipem                                                           72,256
         Offshore Construction
  3,000  Autogrill                                                        37,738
         Restaurants & Catering for Travelers
--------------------------------------------------------------------------------
                                                                         510,201

--------------------------------------------------------------------------------
         EUROPE-TOTAL                                                  3,291,952

         ASIA-17.4%
--------------------------------------------------------------------------------
         HONG KONG-2.3%
 15,000  SmarTone Telecom                                                 72,361
         Mobile Telecommunications
100,000  Pacific Century Insurance (b)                                    60,140
         Life Insurance
--------------------------------------------------------------------------------
                                                                         132,501

--------------------------------------------------------------------------------
         JAPAN-7.3%
    300  Softbank                                                        287,000
         Internet Services/Investment Holdings
    500  Nintendo                                                         83,048
         Video Games
    150  Shohkoh Fund                                                     59,351
         Commercial Lender
--------------------------------------------------------------------------------
                                                                         429,399



Principal Amount or                                                        Value
Number of Shares


--------------------------------------------------------------------------------
         SINGAPORE-7.8%
 30,000  Star Cruises                                                   $306,000
         Cruise Line
 13,000  Venture Manufacturing                                           149,084
         Electronic Manufacturing Services
--------------------------------------------------------------------------------
                                                                         455,084

--------------------------------------------------------------------------------
         ASIA-TOTAL                                                    1,016,984

         OTHER COUNTRIES-12.4%
--------------------------------------------------------------------------------
         CANADA-5.7%
  4,000  Celestica (b)                                                   223,451
         Electronic Manufacturing Services
  3,000  Canadian Natural Resources (b)                                   73,113
         Oil & Gas Producer
  2,000  Power Financial                                                  33,185
         Financial Services Holding Company
--------------------------------------------------------------------------------
                                                                         329,749

--------------------------------------------------------------------------------
         ISRAEL-2.4%
  4,000  Amdocs (b)                                                      138,000
         Telecommunications Billing & Customer
         Care Software

--------------------------------------------------------------------------------
         UNITED STATES-4.3%
$149,000 Global TeleSystems, 5.75% Cv.                                   199,101
         Note Due 7/1/10
         Telecommunications Services
  6,000  Azurix (b)                                                       53,625
         Owner/Operator of Water Utilities
--------------------------------------------------------------------------------
                                                                         252,726

--------------------------------------------------------------------------------
         OTHER-TOTAL                                                     720,475



See accompanying notes to financial statements.

Wanger Advisors Trust      1999 Annual Report

WANGER FOREIGN FORTY                  STATEMENT OF INVESTMENTS DECEMBER 31, 1999

--------------------------------------------------------------------------------
Principal                                                                  Value
Amount



TOTAL COMMON STOCKS AND
OTHER EQUITY-LIKE SECURITIES-86.3%                                    $5,029,411
--------------------------------------------------------------------------------
(COST: $3,383,399)

SHORT-TERM OBLIGATION-5.3%
--------------------------------------------------------------------------------
$306,000 Associates First Capital 4.00%
         Maturing 01/03/00                                               305,932
--------------------------------------------------------------------------------
(AMORTIZED COST: $305,932)

TOTAL INVESTMENTS-91.6%                                                5,335,343
--------------------------------------------------------------------------------
(COST: $ 3,689,331)

CASH AND OTHER ASSETS LESS LIABILITIES-8.4%                              490,785
--------------------------------------------------------------------------------

TOTAL NET ASSETS-100%                                                 $5,826,128
================================================================================



     Notes to Statement of Investments:

(a) At December 31, 1999, for federal income tax purposes, cost of investments was $3,696,293 and net unrealized appreciation was $1,639,050 consisting of gross unrealized appreciation of $1,749,711 and gross unrealized depreciation of $110,661.

(b)  Non-income producing security.

(c) At December 31, 1999, $1,870,263 or 32.1% of the Fund's net assets was denominated in the Euro currency.



See accompanying notes to financial statements.



Wanger Advisors Trust      1999 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES                DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
                                                                           WANGER           WANGER           WANGER           WANGER
                                                                   U.S. SMALL CAP    INTERNATIONAL           TWENTY          FOREIGN
                                                                                         SMALL CAP                             FORTY
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value  (cost: Wanger U.S. Small Cap
   $316,160,490;                                                     $393,241,228     $311,037,254       $6,492,781       $5,335,343
   Wanger International Small Cap $159,698,410;
   Wanger Twenty $5,723,262; Wanger Foreign
   Forty $3,689,331)
Cash                                                                           61          190,820              403           43,463
Organization costs                                                          6,711            6,711               --               --
Receivable for:
   Securities sold                                                             --        1,746,099          407,406          261,554
   Fund shares sold                                                       656,862          583,431           52,950          236,116
   Dividends and interest                                                  26,648          144,335            2,296            7,225
Other assets                                                                3,409            4,785               64               31
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                       393,934,919      313,713,435        6,955,900        5,883,732

LIABILITIES AND NET ASSETS
Payable for:
   Securities purchased                                                 2,990,622           19,605          359,108           43,488
   Fund shares redeemed                                                   195,033        2,281,870           13,357             --
   Amount owed to advisor                                                   8,844            7,107            9,017              152
   Other                                                                   30,947           73,881            4,287           13,964
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                    3,225,446        2,382,463          385,769           57,604
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Fund shares outstanding                     $390,709,473     $311,330,972       $6,570,131       $5,826,128
====================================================================================================================================
Fund shares outstanding                                                15,704,298        7,128,362          489,305          316,780
====================================================================================================================================
PRICING OF SHARES
Net asset value, offering price and redemption
   price per share                                                         $24.88           $43.67           $13.43           $18.39
====================================================================================================================================
ANALYSIS OF NET ASSETS
Paid-in capital                                                      $264,394,492     $120,767,930       $5,520,471       $3,780,585
Undistributed net realized gain on sales of
   investments and foreign currency transactions                       48,752,400       39,225,530          280,141          401,583
Net unrealized appreciation of investments and foreign
   currency transactions (net of unrealized PFIC gains
   of $5,826 for Wanger Foreign Forty)                                 77,080,738      151,337,512          769,519        1,640,182
Undistributed net investment income                                       481,843             --               --              3,778
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Fund shares outstanding                     $390,709,473     $311,330,972       $6,570,131       $5,826,128



See accompanying notes to financial statements.





Wanger Advisors Trust      1999 Annual Report

STATEMENTS OF OPERATIONS
                                                                       WANGER            WANGER            WANGER            WANGER
                                                               U.S. SMALL CAP     INTERNATIONAL            TWENTY     FOREIGN FORTY

                                                                                                        Inception         Inception
                                                                                                       February 1        February 1
                                                                   Year Ended        Year Ended           through           through
                                                                 December 31,      December 31,      December 31,      December 31,
                                                                         1999              1999              1999              1999
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of foreign taxes of $171,245 for Wanger             $2,520,432        $1,669,203           $19,675           $22,542
   International Small Cap and $2,131 for
   Wanger Foreign Forty)
Interest                                                            1,350,409           105,490             1,592             4,401
-----------------------------------------------------------------------------------------------------------------------------------
Total investment income                                             3,870,841         1,774,693            21,267            26,943

EXPENSES:
Investment advisory                                                 3,172,578         2,231,975            35,044            19,994
Custodian                                                              48,168           295,019             2,431             8,683
Legal and audit                                                        57,923            47,565            15,250            15,115
Reports to shareholders                                                14,559            14,811             7,300             7,300
Amortization of organization costs                                     21,643            19,976                --                --
Transfer agent                                                         21,808            21,716            17,600            17,500
Trustees                                                               31,610            16,817               251               121
Insurance                                                               4,511             2,183                16                 8
Other                                                                  22,326            10,739               107                57
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                      3,395,126         2,660,801            77,999            68,778
Less custodian fees paid indirectly                                    (6,128)           (4,963)           (2,173)           (2,783)
Less reimbursement of expenses by advisor                                --                --             (26,027)          (37,004)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                        3,388,998         2,655,838            49,799            28,991
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                          481,843          (881,145)          (28,532)           (2,048)
Net realized and unrealized gain on investments:
   Net realized gain on sales of investments                       49,157,155        47,468,114           308,673           401,583
   Net change in unrealized appreciation                           26,975,880       124,783,648           769,519         1,646,008
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                    76,133,035       172,251,762         1,078,192         2,047,591
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $76,614,878      $171,370,617        $1,049,660        $2,045,543
===================================================================================================================================



See accompanying notes to financial statements.





Wanger Advisors Trust      1999 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

                                               --------------------------  ---------------------------  ------------   -------------
                                                         WANGER                       WANGER                WANGER        WANGER
                                                     U.S. SMALL CAP                INTERNATIONAL            TWENTY     FOREIGN FORTY

                                                                                                           Inception      Inception
                                                                                                          February 1     February 1
                                                 Year Ended    Year Ended    Year Ended     Year Ended       through        through
                                               December 31,  December 31,  December 31,   December 31,  December 31,   December 31,
                                                       1999          1998          1999           1998          1999           1999
-----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income (loss)                    $481,843     $(783,423)    $(881,145)      $220,138      $(28,532)       $(2,048)
   Net realized gain (loss) on sales of
      investments                                49,157,155    31,406,965    47,468,114     (2,995,916)      308,673        401,583
   Net change in unrealized appreciation         26,975,880    (6,414,368)  124,783,648     21,548,547       769,519      1,646,008
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting
      from operations                            76,614,878    24,209,174   171,370,617     18,772,769     1,049,660      2,045,543

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                 --            --    (2,396,217)    (1,532,876)           --             --
   Net realized gain                            (31,015,042)  (15,422,770)           --             --            --             --
-----------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders          (31,015,042)  (15,422,770)   (2,396,217)    (1,532,876)           --             --
FROM FUND SHARE TRANSACTIONS:
   Reinvestment of dividends and capital
      gain distributions                         30,987,684    15,407,847      2,391,782     1,530,069            --             --
   Proceeds from other shares sold               39,307,491    94,608,919     30,696,445    26,836,486     6,997,548      4,072,887
-----------------------------------------------------------------------------------------------------------------------------------
                                                 70,295,175   110,016,766     33,088,227    28,366,555     6,997,548      4,072,887
   Payments for shares redeemed                 (64,304,419)  (50,550,116)   (31,984,964)  (25,013,297)   (1,477,077)      (292,302)
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets from
   Fund share transactions                        5,990,756    59,466,650      1,103,263     3,353,258      5,520,471     3,780,585
-----------------------------------------------------------------------------------------------------------------------------------
Total increase in net assets                     51,590,592    68,253,054    170,077,663    20,593,151      6,570,131     5,826,128
NET ASSETS:
   Beginning of period                          339,118,881   270,865,827    141,253,309   120,660,158             --            --
-----------------------------------------------------------------------------------------------------------------------------------
   End of period                               $390,709,473  $339,118,881   $311,330,972  $141,253,309     $6,570,131    $5,826,128
-----------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME                $481,843            --             --    $2,396,102             --        $3,778
===================================================================================================================================


See accompanying notes to financial statements.

                                       54


Wanger Advisors Trust      1999 Annual Report

WANGER U.S. SMALL CAP                               FINANCIAL HIGHLIGHTS

                                                                                                                     May 3, 1995
                                                     Year ended      Year ended        Year ended       Year ended       through
                                                   December 31,    December 31,      December 31,     December 31,  December 31,
                                                           1999            1998              1997             1996          1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $22.18          $21.46            $16.97           $11.60        $10.00

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (c)                         .03            (.05)             (.02)            (.06)         (.05)
   Net realized and unrealized gain on investments         4.79            1.93              4.90             5.46          1.65
-----------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                        4.82            1.88              4.88             5.40          1.60

LESS DISTRIBUTIONS
   Dividends from net investment income                      --              --                --               --            --
   Distributions from net realized gain                   (2.12)          (1.16)             (.39)            (.03)           --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                       (2.12)          (1.16)             (.39)            (.03)           --
NET ASSET VALUE, END OF PERIOD                           $24.88          $22.18            $21.46           $16.97        $11.60
===================================================================================================================================
TOTAL RETURN (D)                                          25.06%           8.68%            29.41%           46.59%        16.00%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets (a) (b)            1.02%           1.02%             1.06%            1.21%         2.08%*
Ratio of net investment income (loss)
   to average net assets (b)                                .14%           (.25%)            (.10%)           (.41%)       (1.44%)*
Portfolio turnover rate                                      35%             34%               34%              46%           59%*
Net assets at end of period                         $390,709,473    $339,118,881      $270,865,827     $128,957,911    $21,903,536


--------------------------------------------------------------------------------
   *Annualized

(a) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.04% for the year ended December 31, 1997, 1.19% for the year ended
     December 31, 1996 and 2.00% for the period ended December 31, 1995.

(b) The fund was reimbursed by the Advisor for certain expenses from May 3, 1995 through December 31, 1995. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment income to average net assets for the period ended December 31, 1995, would have been 2.35% and (1.71%), respectively.

(c) Net investment income (loss) per share for the years ended December 31, 1999, 1998, 1997 and 1996 was based upon the average shares outstanding during the period.

(d)  Total return is not annualized for periods less than one year.


See accompanying notes to financial statements.





Wanger Advisors Trust      1999 Annual Report

WANGER INTERNATIONAL SMALL CAP                      FINANCIAL HIGHLIGHTS


                                                                                                                     May 3, 1995
                                                     Year ended      Year ended        Year ended       Year ended       through
                                                   December 31,    December 31,      December 31,     December 31,  December 31,
                                                           1999            1998              1997             1996          1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $19.62          $17.05            $17.71           $13.45        $10.00

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (c)                        (.13)            .03               .02             (.09)         (.03)
   Net realized and unrealized gain (loss)
      on investments                                      24.52            2.76              (.26)            4.38          3.48
-----------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                       24.39            2.79              (.24)            4.29          3.45

LESS DISTRIBUTIONS
   Dividends from net investment income                    (.34)           (.22)               --               --            --
   Distributions from net realized gain and unrealized
     gain reportable for federal income taxes                --              --              (.42)            (.03)           --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        (.34)           (.22)             (.42)            (.03)           --
NET ASSET VALUE, END OF PERIOD                           $43.67          $19.62            $17.05           $17.71        $13.45
===================================================================================================================================
TOTAL RETURN (D)                                         126.37%          16.33%           (1.46%)          32.01%        34.50%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets (a) (b)            1.49%           1.55%            1.60%            1.79%         2.32%*
Ratio of net investment income (loss) to average
   net assets (b)                                          (.49%)           .16%             .12%            (.56%)        (.81%)*
Portfolio turnover rate                                      75%             56%              60%              50%           14%*
Net assets at end of period                         $311,330,972    $141,253,309     $120,660,158      $84,855,082   $11,368,924


--------------------------------------------------------------------------------
   *Annualized

(a) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.59% for the year ended December 31, 1997, 1.75% for the year ended
     December 31, 1996 and 2.00% for the period ended December 31, 1995.

(b) The fund was reimbursed by the Advisor for certain expenses from May 3, 1995 through December 31, 1995. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment income to average net assets for the period ended December 31, 1995, would have been 4.20% and (2.69%), respectively.

(c) Net investment income (loss) per share for the years ended December 31, 1999, 1998, 1997 and 1996 was based upon the average shares outstanding during the period.

(d)  Total return is not annualized for periods less than one year.


See accompanying notes to financial statements.



Wanger Advisors Trust      1999 Annual Report

WANGER TWENTY                                       FINANCIAL HIGHLIGHTS


                                                       February 1, 1999 through
                                                              December 31, 1999
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $10.00

INCOME FROM INVESTMENT OPERATIONS
   Net investment loss (c)                                                 (.08)
   Net realized and unrealized gain on investments                         3.51
-------------------------------------------------------------------------------
   Total from investment operations                                        3.43
-------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                           $13.43
===============================================================================
TOTAL RETURN (D)                                                         34.30%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets (a) (b)                         1.41%*
Ratio of net investment loss to average net assets (b)                  (.77%)*
Portfolio turnover rate                                                  113%*
Net assets at end of period                                        $6,570,131


--------------------------------------------------------------------------------
   *Annualized

(a) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.35% for the period ended December 31, 1999.

(b) The fund was reimbursed by the Advisor for certain expenses from February 1, 1999 through December 31, 1999. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment loss to average net assets for the period ended December 31, 1999 would have been 2.12% and (1.48%), respectively.

(c) Net investment loss per share for the period ended December 31, 1999 was based upon the average shares outstanding during the period.

(d)  Total return is not annualized for periods less than one year.



See accompanying notes to financial statements.

Wanger Advisors Trust      1999 Annual Report

WANGER FOREIGN FORTY                                FINANCIAL HIGHLIGHTS


                              February 1, 1999 through
                                     December 31, 1999
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $10.00

INCOME FROM INVESTMENT OPERATIONS
   Net investment loss (c)                                                 (.01)
   Net realized and unrealized gain on investments                         8.40
-------------------------------------------------------------------------------
   Total from investment operations                                        8.39
-------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                           $18.39
===============================================================================
TOTAL RETURN (D)                                                         83.90%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets (a) (b)                          1.59%*
Ratio of net investment loss to average net assets (b)                   (.10%)*
Portfolio turnover rate                                                    91%*
Net assets at end of period                                         $5,826,128


--------------------------------------------------------------------------------
   *Annualized

(a) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.45 % for the year ended December 31, 1999.

(b) The fund was reimbursed by the Advisor for certain expenses from February 1, 1999 through December 31, 1999. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment loss to average net assets for the period ended December 31, 1999 would have been 3.45% and (1.96%), respectively.

(c) Net investment loss per share for the period ended December 31, 1999 was based upon the average shares outstanding during the period.

(d)  Total return is not annualized for periods less than one year.


See accompanying notes to financial statements.

Wanger Advisors Trust      1999 Annual Report

NOTES TO FINANCIAL STATEMENTS


1. NATURE OF OPERATIONS
Wanger US Small Cap, Wanger International Small Cap, Wanger Twenty and Wanger Foreign Forty ("the Funds") are series of Wanger Advisors Trust ("the Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital. The Funds are available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts, and may also be offered directly to certain types of pension plans and retirement arrangements.

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION
Investments are stated at current value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. Securities for which there are no reported sales on the valuation date are valued at the mean of the latest bid and ask quotation or, if there is no ask quotation, at the most recent bid quotation. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not readily available and any other assets are valued as determined in good faith by the Board of Trustees.

FOREIGN CURRENCY TRANSLATIONS
Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

SECURITY TRANSACTIONS AND INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and on long-term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

FUND SHARE VALUATION
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

CUSTODIAN FEES
Custodian fees are reduced based on each Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statements of Operations.

FEDERAL INCOME TAXES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
The Funds have complied with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all of their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes.
   Wanger International Small Cap has elected to mark-to-market its investments in Passive Foreign Investment Companies ("PFICS") for income tax purposes. In accordance with this election, the Fund had no unrealized appreciation from investments in PFICs at December 31, 1999. Cumulative net unrealized appreciation recognized in prior years on PFICs sold in 1999 amounted to $83,762.
   Wanger Foreign Forty has also has elected to mark-to-market its investments in Passive Foreign Investment Companies ("PFICS") for income tax purposes. In accordance with this election, the Fund had $5,826 of unrealized appreciation from investments in PFICs at December 31, 1999.
   Dividends and distributions payable to each Fund's shareholders are recorded by the Fund on the ex-dividend date.
   Reclassifications have been made in 1999 for Wanger International Small Cap and Wanger Twenty in the accompanying analysis of net assets from undistributed net investment income to net realized gain on the sale of investments of $964,907 and $28,532, respectively. These reclassifications were made to reflect differences between financial reporting and income tax basis and had no impact on net asset value.

3. TRANSACTIONS WITH AFFILIATES
The Fund's investment advisor, Wanger Asset Management, L.P., ("WAM") furnishes continuing investment supervision to the Fund and is responsible for overall management of the Fund's business affairs. Each Fund pays WAM a monthly advisory fee based upon average daily net assets at the following rates:

WANGER U.S. SMALL CAP
Average Daily Net Assets
   For the first $100 million   1.00%
   Next $150 million             .95%
   In excess of $250 million     .90%

Wanger Advisors Trust      1999 Annual Report

NOTES TO FINANCIAL STATEMENTS


WANGER INTERNATIONAL SMALL CAP
Average Daily Net Assets
   For the first $100 million   1.30%
   Next $150 million            1.20%
   In excess of $250 million    1.10%

WANGER TWENTY
On average daily net assets      .95%

WANGER FOREIGN FORTY
On average daily net assets     1.00%

The investment advisory agreement also provides that WAM will reimburse the Funds to the extent that ordinary operating expenses (computed based on net custodian fees) exceed a percentage of average net assets. This amount is 1.50% for Wanger U.S. Small Cap, 1.90% for Wanger International Small Cap, 1.35% for Wanger Twenty and 1.45% for Wanger Foreign Forty. WAM was not required to reimburse Wanger U.S. Small Cap or Wanger International Small Cap under these agreements for the year ended December 31, 1999. Wanger Twenty and Wanger Foreign Forty were reimbursed $26,027 and $37,004, respectively, for the period ended December 31, 1999.
   Certain officers and trustees of the Trust are also principals of WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with WAM. The Funds paid the following trustees' fees and expenses to trustees not affiliated with WAM:

                                           1999
Wanger U.S. Small Cap                   $31,610
Wanger International Small Cap           16,817
Wanger Twenty                               251
Wanger Foreign Forty                        121

WAM advanced $100,000 in connection with the organization and initial registration of Wanger U.S. Small Cap and Wanger International Small Cap. These costs are being amortized and reimbursed to WAM over the period May, 1995 through April, 2000. WAM paid all organization costs associated with the organization of Wanger Twenty and Wanger Foreign Forty. These costs amounted to $ 20,816. WAM will not be reimbursed for these costs by the Funds.
   WAM Brokerage Services, L.L.C., a wholly-owned subsidiary of WAM, is the distributor of each Fund's shares and receives no compensation for its services

4. BORROWING ARRANGEMENTS
Wanger U.S. Small Cap and Wanger International Small Cap participate in a $250,000,000 credit facility which was entered into to facilitate portfolio liquidity. No amounts were borrowed under this facility during 1999.


5. FUND SHARES TRANSACTIONS
Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following numbers of shares:

WANGER U.S. SMALL CAP                            Year ended          Year ended
                                          December 31, 1999   December 31, 1998

Shares sold                                       1,827,456           4,370,518
Shares issued in reinvestment of
   dividend and capital gain
   distributions                                  1,675,771             686,318
-------------------------------------------------------------------------------
                                                  3,503,227           5,056,836
Less shares redeemed                              3,089,752           2,389,858
-------------------------------------------------------------------------------
Net increase in shares outstanding                  413,475           2,666,978

WANGER INTERNATIONAL SMALL CAP                   Year ended          Year ended
                                          December 31, 1999   December 31, 1998

Shares sold                                       1,101,093           1,389,310
Shares issued in reinvestment
   of dividend and capital gain
   distributions                                    119,889              76,657
-------------------------------------------------------------------------------
                                                  1,220,982           1,465,967
Less shares redeemed                              1,290,574           1,346,776
-------------------------------------------------------------------------------
Net decrease in shares outstanding                  (69,592)            119,191

WANGER TWENTY                                  Period ended
                                          December 31, 1999

Shares sold                                         612,940
Less shares redeemed                                123,635
--------------------------------------------------------------------------------
Net increase in shares outstanding                  489,305

WANGER FOREIGN FORTY                           Period ended
                                          December 31, 1999

Shares sold                                         342,192
Less shares redeemed                                 25,412
--------------------------------------------------------------------------------
Net increase in shares outstanding                  316,780

6. INVESTMENT TRANSACTIONS
The aggregate costs of purchases and proceeds from sales other than short-term obligations in 1999 were:

                 ---------------------------------------------------------------
                  WANGER U.S.          WANGER        WANGER              WANGER
                   SMALL CAP    INTERNATIONAL        TWENTY       FOREIGN FORTY
                                    SMALL CAP
PURCHASES       $106,139,136     $132,788,428    $8,919,902          $4,748,084
SALES            147,545,241      138,231,907     3,938,241           1,766,268

Wanger Advisors Trust      1999 Annual Report

REPORT OF INDEPENDENT AUDITORS




To the Board of Trustees and Shareholders of Wanger Advisors Trust

We have audited the accompanying statements of assets and liabilities, including the schedule of investments of Wanger U.S. Small Cap, Wanger International
Small Cap, Wanger Twenty and the Wanger Foreign Forty portfolios, comprising the Wanger Advisors Trust, as of December 31, 1999, the related statements of operations, changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of investments owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds of the Wanger Advisors Trust as of December 31, 1999, the results of their operations and changes in their net assets and financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP
Chicago, Illinois
February 4, 2000

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                     APPENDIX - DESCRIPTION OF BOND RATINGS


         A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, WAM believes that the quality of debt securities in which the Funds invest should be continuously reviewed. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.


         The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

MOODY'S RATINGS
         Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

         Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

         A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

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         B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

         Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

S&P RATINGS
         AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

         AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

         A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

         BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

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